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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                        Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2015 through April 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Diversified
                         High Income Trust

--------------------------------------------------------------------------------
                         Annual Report | April 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbol:   HNW

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Schedule of Investments                                                       14

Financial Statements                                                          46

Financial Highlights                                                          50

Notes to Financial Statements                                                 52

Report of Independent Registered Public Accounting Firm                       67

Trustees, Officers and Service Providers                                      69

               Pioneer Diversified High Income Trust | Annual Report | 4/30/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
April 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/16 3

Portfolio Management Discussion | 4/30/16

Worries about slowing global economic trends as well as weakening prices for oil and other commodities created a difficult environment for the more credit-sensitive sectors in the bond markets during most of the 12-month period ended April 30, 2016. However, signs of some economic progress on the domestic front led to a recovery in the credit-sensitive sectors over the final 10 weeks of the period. In the following interview, Andrew Feltus, Charles Melchreit, Jonathan Sharkey and Chin Liu discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer; Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer; Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer; and Mr. Liu, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Trust. Note: Mr. Liu became a portfolio manager on the Trust in September 2015.

Q    How did the Trust perform during the 12-month period ended April 30, 2016?

A Pioneer Diversified High Income Trust returned -0.29% at net asset value and -1.26% at market price during the 12-month period ended April 30, 2016. During the same 12-month period, the Trust's custom benchmark returned 0.69%. The custom benchmark is based on equal weights of the Bank of America Merrill Lynch (BofA ML) Global High Yield and Emerging Markets Plus (GHY and EMP) Index, which returned 1.50% at net asset value during the 12-month period, and the Credit Suisse (CS) Leveraged Loan Index, which returned -0.13%. Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 31 closed end funds in Lipper's High Yield Closed End Funds Category (which may or may not be leveraged) was -3.71%, and the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Closed End Funds Category (which may or may not be leveraged) was -3.82%.

     The shares of the Trust were selling at a 6.2% discount to net asset value at the end of the period on April 30, 2016.

     On April 30, 2016, the 30-day SEC yield on the Trust's shares was 9.03%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended April 30, 2016?

A The performance of higher-yielding, credit-sensitive bonds was disappointing for most of the Trust's fiscal year, although such securities recovered, somewhat, over the final weeks of the period as investors grew more hopeful about global economic conditions.

     During the early months of the 12-month period, a confluence of factors combined to dampen investors' optimism about the health of the world economy. Among the concerns vexing the markets were weakening prices for oil and other basic commodities, evidence of slowing economic growth in China, and a resurgent debt crisis in Greece that had the potential to threaten the wider European economy. The high-yield bond sectors strongly felt the effects of the market turmoil during that timeframe, with US high-yield corporate bonds and emerging markets debt, in particular, struggling due to the fallout from declining prices of oil, metals, and basic commodities.

     Meanwhile, although major central banks such as the European Central Bank
     (ECB) and the Bank of Japan adopted more accommodative monetary policies, the influential US Federal Reserve System (the Fed) appeared to signal its intent to become less accommodative and to start raising short-term interest rates in the United States as early as September 2015. The Fed, though, ended up delaying its anticipated rate hike and kept things unchanged in September, while advising the financial markets that it would look closely at a wide range of economic and market trends before tightening monetary policy. By the time Fed did raise rates by 0.25% in December 2015, market participants had already become more comfortable with its interest-rate posture.

     The downward move in high-yield and emerging markets bond prices finally appeared to bottom in February 2016, and the asset classes regained some of the ground they had lost earlier in the period. Several factors contributed to the bounce-back in the credit-sensitive sectors, including the Fed's cautious policy regarding interest rates, additional monetary easing from the ECB, the willingness of the Chinese government to adopt more aggressive, pro-growth policies, and a long-awaited rally in global oil and commodities prices. Securities that are highly sensitive to commodity prices, including energy industry and mining bonds, were the hardest hit during the market downturn early in the period, but they recovered sharply over the latter months as commodity prices rose and investors gravitated toward the very attractive valuations of those assets relative to their risks.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/16 5

     In other areas of the market, floating-rate bank loans experienced modest losses, on a total return basis, during the full 12-month period, while the performance of insurance-linked securities (ILS) essentially was flat over the Trust's fiscal year.

Q How did you manage the Trust's portfolio in that environment during the 12-month period ended April 30, 2016?

A During the period, we kept the Trust's portfolio well diversified** among the four main asset classes in which we typically invest: corporate bonds, emerging markets debt, floating-rate bank loans, and ILS. Fixed-rate investments, principally high-yield corporates and emerging markets debt, accounted for about 53% of the Trust's total investment portfolio as of period end, with the remaining 47% of the Trust's total investment portfolio allocated to floating-rate securities, mainly bank loans and ILS.

     With regard to specific asset classes, nearly 66% of the Trust's total investment portfolio was held in corporate bonds and notes as of April 30, 2016, while senior secured bank loans, at 22% of the Trust's total investment portfolio, represented the portfolio's second-largest asset allocation. Within the allocation to corporate bonds and notes was a 19% position in insurance-linked securities, which included quota-share instruments and event-linked securities.

     Finally, we kept the duration of the Trust's portfolio on the short side (roughly 2.5 years) in anticipation that interest rates will eventually start to rise. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q What were the primary reasons for the Trust's underperformance of its customized benchmark during the 12-month period ended April 30, 2016?

A The main reason for the Trust's underperformance of its benchmark during the period was the use of leverage, or borrowed funds. While the investments in the Trust's portfolio generated close to a flat return over the 12-month period, the interest cost of the leverage reduced the Trust's total return. In addition, the portfolio's moderate allocation to high-yield energy bonds was another drag on the Trust's benchmark-relative returns during a period in which energy issues, especially lower-rated debt, performed poorly. Individual portfolio holdings in energy that hurt the Trust's benchmark-relative performance during the period included bonds issued by Penn Virginia, an oil and gas company; refiner MidStates Oil Refining; Noble Energy, an oil and gas drilling firm; and Williams Companies, a pipeline enterprise. The bonds of Noble Energy and

**   Diversification does not assure a profit nor protect against loss.

6 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

     Williams were investment-grade securities when we added them to the Trust's portfolio, but each suffered downgrades to high-yield status during the 12-month period.

     Other detractors from the Trust's benchmark-relative returns during the period included positions in securities of European banking institutions, which struggled for two primary reasons. First, investors were worried that European banks might begin issuing a large supply of new, subordinated debt; and second, the forthcoming "Brexit" referendum in June, when citizens of the United Kingdom will decide whether to leave the European Economic Community, created much uncertainty and negatively affected the performance of the portfolio's European bank-related holdings.

Q Which of your strategies or individual investments made positive contributions to the Trust's benchmark-relative returns during the 12-month period ended April 30, 2016?

A The Trust's overall allocation to ILS proved to have the most significant positive influence on benchmark-relative performance during the period, as the property-and-casualty industry experienced relatively few significant losses from natural events such as hurricanes and earthquakes. The exception to the general "low claims" trend within ILS was the portfolio's investment in a MultiCat Mexico bond, a catastrophe bond sponsored by SwissRe. The bond suffered a 50% loss of principal from the landfall of Hurricane Patricia on Mexico's West Coast in October 2015.

     Investments in floating-rate bank loans also contributed positively to the Trust's benchmark-relative performance during the period, even though bank loans, in general, were relatively flat over the full 12 months due to technical market issues. A decline in the issuance of collateralized loan obligations (CLOs), which are major investors in bank loans, was the most notable of those technical issues in the bank-loan market over the period.

Q How did the level of leverage in the Trust change over the 12-month period ended April 30, 2016?

A The Trust employs leverage through a credit agreement (See Note 9 to the Financial Statements).

     At the end of the 12-month period on April 30, 2016, 29.1% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 29.5% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2015. During the 12-month period, the Trust reduced borrowing under the revolving credit facility by a total of $7 million to $57 million as of April 30, 2016. Due to the overall decline in prices of high yield securities during the period, a reduction in the overall borrowing on the credit line was necessary in order to maintain the

               Pioneer Diversified High Income Trust | Annual Report | 4/30/16 7 asset coverage requirements specified by the credit agreement. The percentage of the Trust's managed assets financed by leverage decreased during the period due to the reduction of borrowings and a decrease in the values of securities in which the Trust had invested.

Q Did the Trust have any investments in derivative securities during the 12-month period ended April 30, 2016? If so, did those investments have any effect on the Trust's performance?

A During the period, the Trust did invest in some currency forward transactions in an attempt to hedge the effects of currency fluctuations on the value of the portfolio's investments in securities denominated in foreign currencies. The exposure did not have a material impact on the Trust's benchmark-relative results.

Q What were the major factors affecting the Trust's distribution during the 12-month period ended April 30, 2016?

A The Trust's distribution was lowered in February 2016 because of a reduced amount of current income realized by the portfolio's investments. Over the full 12 months, in a low-interest-rate environment, the rates available on newer bond investments tended to be lower than the rates offered by older investments that had either reached maturity or been called away by their issuers.

Q    What is your investment outlook?

A We believe the US economy should be able to grow at a moderate pace of 2.0% to 2.5% in 2016, despite getting off to a slow start in the first quarter, when gross domestic product (GDP) struggled to reach 1%. While poor sales figures and a slowdown in capital spending - both of which are tied to weakness in the energy markets - played a role in the first quarter's disappointing GDP figures, we still see persuasive evidence that the domestic economy is strengthening, as employment growth has been solid overall and household formation and new-home construction figures have been encouraging.

     While we foresee more growth on the domestic scene, global economic trends remain mixed. The recovery in Europe is proceeding at a slow pace, and we are concerned about the threatened exit of Britain from the European Economic Community, which we mentioned earlier. Meanwhile, the Chinese economy continues to be a major concern, particularly amid speculation about the excessive use of leverage. However, we are becoming more encouraged about growth prospects in selected emerging markets, especially if oil and other commodity prices did in fact bottom out earlier this year.

8 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

     If, as we expect, the domestic economy shows continued improvement, we think a cautious Fed may further tighten monetary policy, perhaps raising short-term interest rates once or twice more in 2016. Therefore, we intend to maintain the Trust's short-duration stance.

     We believe a slow-growth environment should be good for the credit-sensitive markets. Corporate balance sheets continue to look solid and borrowing costs are not burdensome. Moreover, we do not see any noticeable signs of increases in debt, or leverage, in the economy, either by corporations or individual households. When it comes to investing in corporate bonds, we feel that security selection will be important, especially as we see some corporations taking shareholder-friendly actions, such as initiating mergers and increasing dividends. While high-yield corporate bond prices are not as compelling as they were in February of this year, prior to the market rally, they remain attractive. Yield spreads, which measure the differences between the yields of high-yield and high-quality bonds (typically Treasuries) with similar maturities, remain wider than long-term averages, and most sectors within high yield (other than energy, and metals and mining) are seeing improved performance. In addition, prices remain low relative to current high-yield default rates.

     Overall, we do not anticipate a robust rally in high-yield bonds, but we do see opportunities for continued performance improvement.

Please refer to the Schedule of Investments on pages 14-45 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/16 9

Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations.

Insurance-linked securities may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Portfolio Summary | 4/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    66.1%
Senior Secured Floating Rate Loan Interests                                21.5%
Collateralized Mortgage Obligations                                         2.7%
U.S. Government And Agency Obligations                                      2.1%
Convertible Bonds & Notes                                                   1.7%
Sovereign Debt Obligations                                                  1.4%
Preferred Stocks                                                            1.1%
Treasury Bills                                                              1.0%
Asset Backed Securities                                                     1.0%
Commercial Paper                                                            0.8%
Convertible Preferred Stocks                                                0.3%
Common Stocks                                                               0.3%

* Includes investments in Insurance Linked Securities totaling 19.4% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)                              2.75%
----------------------------------------------------------------------------------------------
 2. Gullane Segregated Account (Kane SAC, Ltd.), Variable Rate Notes, 11/30/20           1.39
----------------------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 0.303%, 10/31/16                                                1.35
----------------------------------------------------------------------------------------------
 4. Gleneagles Segregated Account (Kane SAC, Ltd.), Variable Rate Notes, 11/30/20        1.29
----------------------------------------------------------------------------------------------
 5. Pangaea Re Segregated Account (Kane SAC, Ltd.), Series 2016-1, Variable
    Rate Notes, 2/1/20                                                                   1.06
----------------------------------------------------------------------------------------------
 6. Lahinch Segregated Account (Kane SAC, Ltd.), Variable Rate Notes, 6/15/16            1.06
----------------------------------------------------------------------------------------------
 7. PI-6 Segregated Account (Kane SAC, Ltd.), Series C, Variable Rate Notes, 7/7/16      1.05
----------------------------------------------------------------------------------------------
 8. Queen Street X Re, Ltd., 5.948%, 6/8/18 (144A) (Cat Bond)                            1.04
----------------------------------------------------------------------------------------------
 9. Gator Re, Ltd., 6.468%, 1/9/17 (144A) (Cat Bond)                                     1.01
----------------------------------------------------------------------------------------------
10. Tar Heel Re, Ltd., Series 2013-1, Class A, 8.698%, 5/9/16 (144A) (Cat Bond)          0.92
----------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 11

Prices and Distributions | 4/30/16

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       4/30/16                         4/30/15
--------------------------------------------------------------------------------
         Market Value                  $15.60                           $17.42
--------------------------------------------------------------------------------
          (Discount)                     (6.2)%                           (5.6)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       4/30/16                          4/30/15
--------------------------------------------------------------------------------
       Net Asset Value                 $16.63                            $18.39
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment       Short-Term             Long-Term
                            Income          Capital Gains          Capital Gains
--------------------------------------------------------------------------------
5/1/15 - 4/30/16             $1.50               $ --                   $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        4/30/16                         4/30/15
--------------------------------------------------------------------------------
      30-Day SEC Yield                   9.03%                           6.38%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

12 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Performance Update | 4/30/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

Average Annual Total Returns
(As of April 30, 2016)
--------------------------------------------------------------------------------
                                        50% BofA
                                        ML Global
                                        HY and
                  Net                   EMP Index/
                  Asset                 50% CS
                  Value     Market      Leveraged
Period            (NAV)     Price       Loan Index
--------------------------------------------------------------------------------
Life of Trust
(5/30/2007)        7.18%     5.87%      5.28%
5 years            5.70      3.45       4.41
1 year            -0.29     -1.26       0.69
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Diversified      50% BofA ML Global HY and EMP Index
              High Income Trust        50% CS Leveraged Loan Index
5/07          $10,000                  $10,000
4/08          $ 8,933                  $10,923
4/09          $ 6,868                  $ 9,335
4/10          $11,899                  $12,718
4/11          $14,034                  $14,049
4/12          $14,224                  $14,599
4/13          $17,065                  $16,289
4/14          $18,280                  $17,159
4/15          $16,836                  $17,312
4/16          $16,624                  $17,436

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The BofA ML Global High Yield and Emerging Markets Plus Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is unmanaged and is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 13

Schedule of Investments | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 1.4% of
                              Net Assets
         250,000              American Credit Acceptance Receivables Trust,
                              Series 2014-2, Class D, 4.96%, 5/10/21 (144A)              $     252,866
         200,000              Ascentium Equipment Receivables LLC, Series 2015-1A,
                              Class E, 5.92%, 6/12/23 (144A)                                   198,533
         299,996              Axis Equipment Finance Receivables III LLC, Series
                              2015-1A, Class E, 5.27%, 5/20/20 (144A)                          286,543
          80,239              Continental Airlines Pass Through Trust, Series 1998-1,
                              Class B, 6.748%, 3/15/17                                          82,245
         290,000(a)           GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                                  278,812
         418,932(b)           GMAT Trust, Series 2015-1A, Class A1, 4.25%,
                              9/25/20 (144A)                                                   424,002
         400,000(c)           NCF Dealer Floorplan Master Trust, Series 2016-1A,
                              Class C, 8.935%, 3/21/22 (144A)                                  394,834
------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $1,906,187)                                          $   1,917,835
------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATIONS --
                              3.8% of Net Assets
         375,000(c)           BAMLL Commercial Mortgage Securities Trust,
                              Series 2014-INLD, Class F, 2.965%, 12/15/29 (144A)         $     335,895
         143,050(a)           Bear Stearns Commercial Mortgage Securities Trust,
                              Series 2005-PWR7, Class B, 5.214%, 2/11/41                       142,991
         260,000(c)           CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                              5.033%, 7/15/30 (144A)                                           253,406
         500,000(a)           Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                              Class E, 3.208%, 7/10/47 (144A)                                  293,556
         500,000(a)           COBALT CMBS Commercial Mortgage Trust, Series
                              2007-C3, Class C, 5.956%, 5/15/46                                446,688
         300,000(a)           COMM Mortgage Trust, Series 2007-C9, Class H, 6.006%,
                              12/10/49 (144A)                                                  281,644
         250,000(a)           COMM Mortgage Trust, Series 2012-CR2, Class E, 5.017%,
                              8/15/45 (144A)                                                   237,879
         500,000(c)           CSMC Trust, Series 2015-SAND, Class F, 5.13%,
                              8/15/30 (144A)                                                   463,902
         115,766(c)           EQTY Mezzanine Trust, Series 2014-INMZ, Class M,
                              4.75%, 5/8/31 (144A)                                             108,401
         170,000(c)           EQTY Mortgage Trust, Series 2014-INNS, Class E,
                              3.889%, 5/8/31 (144A)                                            162,601
          64,743              Global Mortgage Securitization, Ltd., Series 2004-A,
                              Class B1, 5.25%, 11/25/32 (144A)                                  50,903
         126,339              Global Mortgage Securitization, Ltd., Series 2005-A,
                              Class B3, 5.25%, 4/25/32 (144A)                                   84,614
         127,257              Homeowner Assistance Program Reverse Mortgage
                              Loan Trust, Series 2013-RM1, Class A, 4.0%,
                              5/26/53 (144A)                                                   125,667

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- (continued)
         150,000              JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2006-CB16, Class AJ, 5.623%, 5/12/45                $     145,859
         550,000(c)           JP Morgan Chase Commercial Mortgage Securities Trust,
                              Series 2014-INN, Class E, 4.033%, 6/15/29 (144A)                 532,397
         489,343(a)           LB-UBS Commercial Mortgage Trust, Series 2006-C1,
                              Class AJ, 5.276%, 2/15/41                                        488,050
         600,000              ML-CFC Commercial Mortgage Trust, Series 2006-4,
                              Class AJ, 5.239%, 12/12/49                                       596,638
         500,000(a)           Morgan Stanley Capital I Trust, Series 2007-T25,
                              Class AJ, 5.574%, 11/12/49                                       492,488
------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $5,374,917)                                          $   5,243,579
------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 30.2% of Net Assets*(c)
                              AUTOMOBILES & COMPONENTS -- 2.5%
                              Auto Parts & Equipment -- 1.7%
         493,734              Crowne Group LLC, First Lien Initial Term Loan, 6.0%,
                              9/30/20                                                    $     476,454
         349,113              Electrical Components International, Inc., Term Loan,
                              5.75%, 5/28/21                                                   349,766
         184,585              Federal-Mogul Corp., Tranche C Term Loan,
                              4.75%, 4/15/21                                                   176,740
         161,698              Key Safety Systems, Inc., Initial Term Loan,
                              4.75%, 8/29/21                                                   162,001
         252,064              MPG Holdco I, Inc., Initial Term Loan, 3.75%, 10/20/21           250,984
         178,647              TI Group Automotive Systems LLC, Initial US Term
                              Loan, 4.5%, 6/30/22                                              178,647
         788,667              Tower Automotive Holdings USA LLC, Refinancing Term
                              Loan, 4.0%, 4/23/20                                              788,667
                                                                                         -------------
                                                                                         $   2,383,259
------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.6%
         839,209              Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17             $     840,330
------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.2%
         287,500              Goodyear Tire & Rubber Co., Second Lien Term Loan,
                              3.75%, 4/30/19                                             $     288,488
                                                                                         -------------
                              Total Automobiles & Components                             $   3,512,077
------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 4.4%
                              Aerospace & Defense -- 0.3%
         121,632              TASC, Inc., First Lien Term Loan, 7.0%, 5/22/20            $     121,277
         228,422              Vencore, Inc., (fka SI Organization, Inc.), Initial First
                              Lien Term Loan, 5.75%, 11/23/19                                  228,707

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 15

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Aerospace & Defense -- (continued)
         157,600              WP CPP Holdings LLC, Second Lien Term Loan B-1,
                              8.75%, 4/30/21                                             $     137,112
                                                                                         -------------
                                                                                         $     487,096
------------------------------------------------------------------------------------------------------
                              Building Products -- 1.3%
         911,001              Builders FirstSource, Inc., Term Loan B, 6.0%, 7/29/22     $     911,429
         498,750              Quanex Building Products Corp., Initial Term Loan,
                              6.25%, 11/2/22                                                   500,620
         392,673              Unifrax Holding Co., New Term B Dollar Loan,
                              4.25%, 11/28/18                                                  373,040
                                                                                         -------------
                                                                                         $   1,785,089
------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.3%
         389,025              Navistar, Inc., Tranche B Term Loan, 6.5%, 8/7/20          $     369,898
------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.4%
         515,520              WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/17          $     510,042
------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 1.0%
         493,192              Doosan Infracore International, Inc. (Doosan Holdings
                              Europe, Ltd.), Tranche B Term Loan, 4.5%, 5/28/21          $     487,335
         100,419              Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Dollar Term B-3 Loan, 4.25%, 8/30/20                             100,482
         329,533              Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Initial Dollar Term B-1 Loan, 4.25%, 8/30/20                     329,739
          35,029              Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                              Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                      35,051
         399,694              Filtration Group Corp., Initial Second Lien Term Loan,
                              8.25%, 11/22/21                                                  393,199
          10,605              Kleopatra Holdings 2 SCA, Initial German Borrower
                              Dollar Term Loan, 5.0%, 4/28/20                                   10,632
          24,816              Kleopatra Holdings 2 SCA, Initial US Borrower Dollar
                              Term Loan, 5.0%, 4/28/20                                          24,878
                                                                                         -------------
                                                                                         $   1,381,316
------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.7%
         497,500              NN, Inc., Initial Term Loan, 5.75%, 10/19/22               $     495,013
         472,574              Xerium Technologies, Inc., New Term Loan,
                              6.25%, 5/17/19                                                   461,941
                                                                                         -------------
                                                                                         $     956,954
------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
         292,920              AWAS Finance Luxembourg 2012 SA, Term Loan,
                              3.5%, 7/16/18                                              $     293,836
         284,593              WESCO Distribution, Inc., Tranche B-1 Loan,
                              3.75%, 12/12/19                                                  285,482
                                                                                         -------------
                                                                                         $     579,318
                                                                                         -------------
                              Total Capital Goods                                        $   6,069,713
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.5%
                              Environmental & Facilities Services -- 0.3%
         500,000              Granite Acquisition, Inc., Second Lien Term B Loan,
                              8.25%, 12/19/22                                            $     392,500
------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.2%
         120,230              Monitronics International, Inc., 2013 Term Loan B,
                              4.25%, 3/23/18                                             $     115,421
         126,931              Protection One, Inc., 2012 Term Loan, 5.0%, 7/1/21               127,301
                                                                                         -------------
                                                                                         $     242,722
                                                                                         -------------
                              Total Commercial & Professional Services                   $     635,222
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Leisure Products -- 0.1%
         164,514              Bombardier Recreational Products, Inc., Term B
                              Loan, 3.75%, 1/30/19                                       $     164,056
                                                                                         -------------
                              Total Consumer Durables & Apparel                          $     164,056
------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 1.5%
                              Casinos & Gaming -- 0.2%
         296,250              Scientific Games International, Inc., Initial Term B-2
                              Loan, 6.0%, 10/1/21                                        $     292,640
------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.1%
         130,463              Fitness International LLC, Term B Loan, 7.0%, 7/1/20       $     128,180
------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.7%
         380,419              Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                              Loan B, 4.0%, 4/24/18                                      $     381,251
         529,800              NPC International, Inc., Term Loan, 4.75%, 12/28/18              527,151
                                                                                         -------------
                                                                                         $     908,402
------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.5%
         746,250              KC MergerSub, Inc., First Lien Initial Term Loan,
                              6.0%, 8/12/22                                              $     742,519
                                                                                         -------------
                              Total Consumer Services                                    $   2,071,741
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Consumer Finance -- 0.1%
         214,076              Trans Union LLC, Term B-2 Loan, 3.5%, 4/9/21               $     213,474
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.2%
         247,500              DBRS, Ltd., Initial Term Loan, 6.25%, 3/4/22               $     245,489
                                                                                         -------------
                              Total Diversified Financials                               $     458,963
------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.8%
                              Coal & Consumable Fuels -- 0.1%
         352,500              PT Bumi Resources Tbk, Term Loan, 18.0%, 11/4/16           $      70,500
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 17

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.3%
         479,321              TerraForm AP Acquisition Holdings LLC, Term Loan,
                              5.0%, 6/27/22                                              $     421,802
------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.2%
         444,680              Jonah Energy LLC, Initial Second Lien Term Loan,
                              7.5%, 5/12/21                                              $     307,941
------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.2%
         541,453              FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20     $     257,190
                                                                                         -------------
                              Total Energy                                               $   1,057,433
------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Food Distributors -- 0.3%
         395,442              AdvancePierre Foods, Inc., Second Lien Term Loan,
                              9.5%, 10/10/17                                             $     395,195
                                                                                         -------------
                              Total Food & Staples Retailing                             $     395,195
------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                              Packaged Foods & Meats -- 0.3%
         475,105              Dole Food Co., Inc., Tranche B Term Loan,
                              4.5%, 11/1/18                                              $     475,105
                                                                                         -------------
                              Total Food, Beverage & Tobacco                             $     475,105
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 3.4%
                              Health Care Equipment -- 0.5%
         500,000              Concentra, Inc., Initial Second Lien Term Loan,
                              9.0%, 6/1/23                                               $     490,150
         234,725              Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                              4.5%, 5/4/18                                                     234,931
                                                                                         -------------
                                                                                         $     725,081
------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 1.5%
         233,397              CHS/Community Health Systems, Inc., Incremental
                              2018 Term F Loan, 3.79%, 12/31/18                          $     232,577
         246,916              CHS/Community Health Systems, Inc., Incremental
                              2019 Term G Loan, 3.75%, 12/31/19                                243,572
         454,316              CHS/Community Health Systems, Inc., Incremental
                              2021 Term H Loan, 4.0%, 1/27/21                                  448,239
         193,530              HCA, Inc., Tranche B-6 Term Loan, 3.685%, 3/17/23                195,103
         316,125              Kindred Healthcare, Inc., Incremental Term Loan,
                              4.25%, 4/9/21                                                    315,335
         296,947              Steward Health Care System LLC, Term Loan,
                              6.75%, 4/10/20                                                   292,492
         400,304              Surgical Care Affiliates, Inc., Initial Term Loan,
                              4.25%, 3/17/22                                                   400,805
                                                                                         -------------
                                                                                         $   2,128,123
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.9%
         343,156              Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20         $     315,703
         205,893              Bioscrip, Inc., Term Loan, 6.5%, 7/31/20                         189,422
         348,250              HC Group Holdings III, Inc., Initial First Lien Term
                              Loan, 6.0%, 4/7/22                                               348,830
         200,900              National Mentor Holdings, Inc., Tranche B Term
                              Loan, 4.25%, 1/31/21                                             200,712
         262,348              Valitas Health Services, Inc., Term Loan B,
                              6.0%, 6/2/17                                                     158,721
                                                                                         -------------
                                                                                         $   1,213,388
------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.2%
         231,234              Alere, Inc., Term Loan B, 4.25%, 6/20/22                   $     230,385
------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.3%
         235,840              IMS Health, Inc., Tranche B-1 Dollar Term Loan,
                              3.5%, 3/17/21                                              $     236,380
         375,258(d)           Medical Card System, Inc., Term Loan, 1.5%, 5/31/19              243,918
                                                                                         -------------
                                                                                         $     480,298
                                                                                         -------------
                              Total Health Care Equipment & Services                     $   4,777,275
------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                              Household Products -- 0.3%
         306,431              Dollar Tree, Inc., Term B-1 Loan, 3.5%, 7/6/22             $     307,799
         185,688              SRAM LLC, First Lien Term Loan, 4.012%, 4/10/20                  163,406
                                                                                         -------------
                                                                                         $     471,205
------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.3%
         100,000              Atrium Innovations, Inc., Second Lien Term Loan,
                              7.75%, 8/13/21                                             $      83,000
         207,004              NBTY, Inc., B-2 Term Loan, 3.753%, 10/1/17                       207,289
         127,867              NBTY, Inc., Term Loan B, 4.0%, 5/5/23                            128,426
                                                                                         -------------
                                                                                         $     418,715
                                                                                         -------------
                              Total Household & Personal Products                        $     889,920
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 2.6%
                              Life & Health Insurance -- 0.4%
         467,347              Integro, Ltd., Initial Term Loan, 6.75%, 10/31/22          $     450,990
          31,481              Integro, Ltd., Term Loan, 6.75%, 10/31/22                         30,380
                                                                                         -------------
                                                                                         $     481,370
------------------------------------------------------------------------------------------------------
                              Multi-Line Insurance -- 0.1%
         166,909              Alliant Holdings I LLC, Term Loan B, 4.5%, 8/12/22         $     165,761
------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 2.1%
         742,305              Confie Seguros Holding II Co., First Lien Term Loan B,
                              5.75%, 11/9/18                                             $     731,634
         593,765              Confie Seguros Holding II Co., Second Lien Term
                              Loan, 10.25%, 5/8/19                                             562,592

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 19

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- (continued)
         742,500              Hyperion Insurance Group, Ltd., Initial Term B Loan,
                              5.5%, 4/29/22                                              $     738,169
         933,969              USI, Inc., Initial Term Loan, 4.25%, 12/27/19                    923,754
                                                                                         -------------
                                                                                         $   2,956,149
                                                                                         -------------
                              Total Insurance                                            $   3,603,280
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 2.0%
                              Diversified Chemicals -- 0.2%
         273,625              Univar USA, Inc., Initial Dollar Term Loan,
                              4.25%, 7/1/22                                              $     270,661
------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
          75,256(e)(f)        PT Bakrie & Brothers Tbk, Facility Term Loan B,
                              8.15%, 11/25/14                                            $      15,051
------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.8%
         389,223              Tank Holding Corp., Initial Term Loan, 5.25%, 3/16/22      $     371,708
         744,375              Tekni-Plex, Inc., USD Term Loan, 4.5%, 6/1/22                    738,172
                                                                                         -------------
                                                                                         $   1,109,880
------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.3%
         488,214              Caraustar Industries, Inc., Incremental Term Loan,
                              8.0%, 5/1/19                                               $     487,197
------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.3%
         287,111              Appvion, Inc., Term Commitment, 6.25%, 6/28/19             $     274,550
          78,935              Exopack Holdings SA, USD Term Loan, 4.5%, 5/8/19                  78,343
                                                                                         -------------
                                                                                         $     352,893
------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.4%
          23,810              Chemtura Corp., New Term Loan, 3.5%, 8/29/16               $      23,899
         497,500              Macdermid, Inc. (Platform Specialty Products Corp.),
                              Term Loan B3, 5.5%, 6/7/20                                       489,299
                                                                                         -------------
                                                                                         $     513,198
                                                                                         -------------
                              Total Materials                                            $   2,748,880
------------------------------------------------------------------------------------------------------
                              MEDIA -- 2.9%
                              Advertising -- 0.6%
         940,853              Affinion Group, Inc., Tranche B Term Loan,
                              6.75%, 4/30/18                                             $     831,186
------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.9%
         270,000              Hubbard Radio LLC, Term Loan, 4.25%, 5/27/22               $     263,475
         300,000              Learfield Communications, Inc., Initial Second Lien
                              Term Loan, 8.75%, 10/8/21                                        298,781
         295,500              MediArena Acquisition BV (fka AP NMT Acquisition BV),
                              First Lien Dollar Term B Loan, 6.75%, 8/13/21                    253,637

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Broadcasting -- (continued)
         457,383              Univision Communications, Inc., Replacement First
                              Lien Term Loan, 4.0%, 3/1/20                               $     457,873
                                                                                         -------------
                                                                                         $   1,273,766
------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.0%+
          29,497              Cinedigm Digital Funding I LLC, Term Loan,
                              3.75%, 2/28/18                                             $      29,275
------------------------------------------------------------------------------------------------------
                              Publishing -- 1.4%
         510,947              Cengage Learning Acquisitions, Inc., Term Loan,
                              7.0%, 3/31/20                                              $     508,903
         322,563              Houghton Mifflin Holdings, Inc., Term Loan,
                              4.0%, 5/28/21                                                    316,515
          92,871              Lee Enterprises, Inc., First Lien Term Loan,
                              7.25%, 3/31/19                                                    92,694
         928,625              McGraw-Hill School Education Holdings LLC, Term B
                              Loan, 6.25%, 12/18/19                                            930,076
                                                                                         -------------
                                                                                         $   1,848,188
                                                                                         -------------
                              Total Media                                                $   3,982,415
------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 1.9%
                              Biotechnology -- 0.5%
         719,757              Lantheus Medical Imaging, Inc., Term Loan,
                              7.0%, 6/30/22                                              $     644,182
------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 1.0%
         995,000              Albany Molecular Research, Inc., Term Loan B,
                              5.75%, 7/16/21                                             $     998,731
         425,594              Catalent Pharma Solutions, Inc., Dollar Term Loan,
                              4.25%, 5/20/21                                                   428,154
                                                                                         -------------
                                                                                         $   1,426,885
------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.4%
         548,625              Concordia Healthcare Corp., Initial Dollar Term Loan,
                              5.25%, 10/21/21                                            $     545,539
                                                                                         -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences       $   2,616,606
------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.9%
                              Retail REITs -- 0.6%
         275,297              DTZ U.S. Borrower LLC, First Lien Initial Term Loan,
                              4.25%, 11/4/21                                             $     275,526
         500,000              DTZ U.S. Borrower LLC, Second Lien Initial Term Loan,
                              9.25%, 11/4/22                                                   501,875
                                                                                         -------------
                                                                                         $     777,401
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 21

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.3%
         498,744              Communications Sales & Leasing, Inc. (CSL Capital,
                              LLC), Term Loan, 5.0%, 10/24/22                            $     490,431
                                                                                         -------------
                              Total Real Estate                                          $   1,267,832
------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.7%
                              Automotive Retail -- 0.5%
         638,750              CWGS Group LLC, Term Loan, 5.75%, 2/20/20                  $     637,952
------------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.1%
          42,088(d)(g)        Targus Group International, Inc., Tranche A-2 Term
                              Loan, 15.0% (15.0% PIK 0% cash), 12/31/19                  $      42,088
         126,263(d)(g)        Targus Group International, Inc., Tranche A-2/B Term
                              Loan, 14.0% (14.0% PIK 0% cash), 12/31/19                        126,263
                                                                                         -------------
                                                                                         $     168,351
------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
         156,899              Petsmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22           $     156,587
                                                                                         -------------
                              Total Retailing                                            $     962,890
------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.3%
                              Semiconductor Equipment -- 0.3%
         411,904              VAT Lux II S.a.r.l., Term Loan, 4.25%, 2/11/21             $     404,181
                                                                                         -------------
                              Total Semiconductors & Semiconductor Equipment             $     404,181
------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.7%
                              Application Software -- 0.9%
         495,067              Epiq Systems, Inc., Term Loan, 4.5%, 8/27/20               $     493,829
         210,670              Expert Global Solutions, Inc., Advance First Lien Term
                              Loan B, 8.5%, 4/3/18                                             206,983
         500,000              Vertafore, Inc., Second Lien Term Loan,
                              9.75%, 10/27/17                                                  501,625
                                                                                         -------------
                                                                                         $   1,202,437
------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 0.8%
         245,625              Evergreen Skills Lux S.a.r.l., First Lien Initial Term
                              Loan, 5.75%, 4/28/21                                       $     216,150
         621,875              Sitel Worldwide Corp., First Lien Term B-1 Loan,
                              6.5%, 9/18/21                                                    619,543
         270,000              TaxACT, Inc. (H.D. Vest, Inc.), Initial Term Loan,
                              7.0%, 1/3/23                                                     272,363
                                                                                         -------------
                                                                                         $   1,108,056
                                                                                         -------------
                              Total Software & Services                                  $   2,310,493
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                              Communications Equipment -- 0.1%
          64,644              CommScope, Inc., Tranche 4 Term Loan,
                              3.313%, 1/14/18                                            $      64,623
------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.3%
         455,400              Mirion Technologies (Finance) LLC (Mirion
                              Technologies, Inc.), First Lien Initial Term Loan,
                              5.75%, 3/31/22                                             $     452,364
                                                                                         -------------
                              Total Technology Hardware & Equipment                      $     516,987
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.8%
                              Integrated Telecommunication Services -- 0.6%
         495,000              GCI Holdings, Inc., Term B Loan, 4.0%, 2/2/22              $     496,547
         351,471              Securus Technologies Holdings, Inc., Term Loan B2,
                              5.25%, 4/30/20                                                   335,728
                                                                                         -------------
                                                                                         $     832,275
------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.2%
         282,407              Syniverse Holdings, Inc., Initial Term Loan,
                              4.0%, 4/23/19                                              $     228,749
         126,139              Syniverse Holdings, Inc., Tranche B Term Loan,
                              4.0%, 4/23/19                                                    102,173
                                                                                         -------------
                                                                                         $     330,922
                                                                                         -------------
                              Total Telecommunication Services                           $   1,163,197
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.0%
                              Marine -- 0.7%
         622,129              Commercial Barge Line Co., Initial First Lien Term
                              Loan, 9.75%, 11/12/20                                      $     544,363
         471,045              Navios Maritime Partners LP, Term Loan,
                              5.25%, 6/27/18                                                   416,875
                                                                                         -------------
                                                                                         $     961,238
------------------------------------------------------------------------------------------------------
                              Trucking -- 0.3%
         494,937              YRC Worldwide, Inc., Initial Term Loan, 8.0%, 2/13/19      $     445,443
                                                                                         -------------
                              Total Transportation                                       $   1,406,681
------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.3%
                              Electric Utilities -- 0.3%
         413,537              APLH Holdings Limited Partnership, Term Loan,
                              6.0%, 4/13/23                                              $     412,503
                                                                                         -------------
                              Total Utilities                                            $     412,503
------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING
                              RATE LOAN INTERESTS
                              (Cost $43,455,404)                                         $  41,902,645
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 23

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS & NOTES -- 92.8% of
                              Net Assets
                              AUTOMOBILES & COMPONENTS -- 0.3%
                              Auto Parts & Equipment -- 0.3%
         454,000              International Automotive Components Group SA,
                              9.125%, 6/1/18 (144A)                                      $     407,465
                                                                                         -------------
                              Total Automobiles & Components                             $     407,465
------------------------------------------------------------------------------------------------------
                              BANKS -- 4.6%
                              Diversified Banks -- 4.6%
         525,000              Banco de Galicia y Buenos Aires, 8.75%, 5/4/18 (144A)      $     541,406
         400,000(a)           Banco Macro SA, 9.75%, 12/18/36                                  402,000
         200,000(a)(h)        Banco Santander SA, 6.375%                                       183,498
         325,000(a)(h)        Bank of America Corp., 6.25%                                     326,219
         680,000              Banque Ouest Africaine de Developpement, 5.5%,
                              5/6/21 (144A)                                                    680,816
         950,000(a)(h)        BNP Paribas SA, 7.625% (144A)                                    971,375
       1,000,000(a)(h)        Credit Agricole SA, 7.875% (144A)                                960,512
         350,000(a)(h)        ING Groep NV, 6.5%                                               322,219
         200,000(a)(h)        Royal Bank of Scotland Group Plc, 7.5%                           186,500
         500,000(a)(h)        Royal Bank of Scotland Group Plc, 8.0%                           479,219
         200,000              Sberbank of Russia Via SB Capital SA, 5.25%,
                              5/23/23 (144A)                                                   193,750
         245,000              Trade & Development Bank of Mongolia LLC, 9.375%,
                              5/19/20 (144A)                                                   227,732
         750,000              UBS AG / Stamford CT, 7.625%, 8/17/22                            863,437
                                                                                         -------------
                              Total Banks                                                $   6,338,683
------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 3.6%
                              Aerospace & Defense -- 1.0%
         400,000              ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                   $     411,000
         680,000              DynCorp International, Inc., 10.375%, 7/1/17                     574,600
         435,000              LMI Aerospace, Inc., 7.375%, 7/15/19                             419,775
                                                                                         -------------
                                                                                         $   1,405,375
------------------------------------------------------------------------------------------------------
                              Agricultural & Farm Machinery -- 0.3%
         475,000              Titan International, Inc., 6.875%, 10/1/20                 $     410,875
------------------------------------------------------------------------------------------------------
                              Building Products -- 0.2%
         300,000              USG Corp., 7.875%, 3/30/20 (144A)                          $     312,750
------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.0%+
         200,000(e)           Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                $      48,000
------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.3%
         360,000              Meritor, Inc., 6.75%, 6/15/21                              $     340,200
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.4%
         455,000              JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)             $     478,888
------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.9%
         560,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                   $     504,000
         450,000              Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                     441,000
         229,061(d)(g)        Liberty Tire Recycling LLC, 11.0% (11.0% PIK 0.0%
                              cash), 3/31/21 (144A)                                            169,505
         150,000              Xerium Technologies, Inc., 8.875%, 6/15/18                       132,375
                                                                                         -------------
                                                                                         $   1,246,880
------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.5%
         150,000              H&E Equipment Services, Inc., 7.0%, 9/1/22                 $     151,500
         544,000              TRAC Intermodal LLC / TRAC Intermodal Corp.,
                              11.0%, 8/15/19                                                   588,880
                                                                                         -------------
                                                                                         $     740,380
                                                                                         -------------
                              Total Capital Goods                                        $   4,983,348
------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 1.1%
                              Commercial Printing -- 0.2%
         340,000              Cenveo Corp., 6.0%, 8/1/19 (144A)                          $     263,500
------------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 0.9%
         280,000              Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)                $     303,800
         950,000              NANA Development Corp., 9.5%, 3/15/19 (144A)                     819,375
         260,000              TMS International Corp., 7.625%, 10/15/21 (144A)                 182,000
                                                                                         -------------
                                                                                         $   1,305,175
                                                                                         -------------
                              Total Commercial & Professional Services                   $   1,568,675
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 1.6%
                              Home Furnishings -- 0.4%
         535,000              Tempur Sealy International, Inc., 6.875%, 12/15/20         $     563,756
------------------------------------------------------------------------------------------------------
                              Homebuilding -- 0.7%
         350,000              Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                             $     315,000
         250,000              KB Home, 7.0%, 12/15/21                                          255,000
         340,000              KB Home, 7.625%, 5/15/23                                         346,800
                                                                                         -------------
                                                                                         $     916,800
------------------------------------------------------------------------------------------------------
                              Leisure Products -- 0.5%
         695,000              Icon Health & Fitness, Inc., 11.875%,
                              10/15/16 (144A)                                            $     672,413
                                                                                         -------------
                              Total Consumer Durables & Apparel                          $   2,152,969
------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 3.1%
                              Casinos & Gaming -- 1.0%
         832,066(e)(g)        Mashantucket Western Pequot Tribe, 6.5%, (5.5%
                              PIK 1.0% cash), 7/1/36                                     $       4,160
         365,000              MGM Resorts International, 6.0%, 3/15/23                         379,144

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 25

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Casinos & Gaming -- (continued)
         100,000              Scientific Games International, Inc., 6.25%, 9/1/20        $      64,250
       1,200,000              Scientific Games International, Inc., 10.0%, 12/1/22             991,800
                                                                                         -------------
                                                                                         $   1,439,354
------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.4%
         245,000              Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                $     196,000
         325,000              Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                      305,500
                                                                                         -------------
                                                                                         $     501,500
------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.5%
EUR      566,487              Cirsa Funding Luxembourg SA, 8.75%, 5/15/18 (144A)         $     651,928
------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 1.2%
       1,153,000              Constellis Holdings LLC / Constellis Finance Corp.,
                              9.75%, 5/15/20 (144A)                                      $   1,043,465
         290,000              Prime Security Services Borrower LLC / Prime
                              Finance, Inc., 9.25%, 5/15/23 (144A)                             300,875
         315,000              StoneMor Partners LP / Cornerstone Family Services
                              of WV, 7.875%, 6/1/21                                            315,000
                                                                                         -------------
                                                                                         $   1,659,340
                                                                                         -------------
                              Total Consumer Services                                    $   4,252,122
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.8%
                              Consumer Finance -- 0.7%
         445,000              Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                              7.375%, 4/1/20 (144A)                                      $     410,512
         203,374              Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                         206,730
         440,000              TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                              9/15/18 (144A)                                                   343,200
                                                                                         -------------
                                                                                         $     960,442
------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.1%
         240,000(a)(h)        Goldman Sachs Capital II, 4.0%                             $     172,944
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 1.0%
         750,000(c)           Bosphorus, Ltd., 3.735%, 8/17/18 (144A)                    $     748,500
         175,000              Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 7/1/21                                                     153,563
         580,000              Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 6/1/22                                                     497,350
                                                                                         -------------
                                                                                         $   1,399,413
                                                                                         -------------
                              Total Diversified Financials                               $   2,532,799
------------------------------------------------------------------------------------------------------
                              ENERGY -- 8.5%
                              Integrated Oil & Gas -- 0.2%
MXN      540,000              Petroleos Mexicanos, 7.19%, 9/12/24 (144A)                 $      27,627

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- (continued)
         325,000              YPF SA, 8.875%, 12/19/18 (144A)                            $     348,872
                                                                                         -------------
                                                                                         $     376,499
------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 0.5%
         160,000              Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)            $      99,600
         442,000              Rowan Cos., Inc., 5.4%, 12/1/42                                  289,510
          62,000              Rowan Cos., Inc., 5.85%, 1/15/44                                  42,315
         320,000              Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)               227,200
                                                                                         -------------
                                                                                         $     658,625
------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.6%
         330,000(c)           FTS International, Inc., 8.134%, 6/15/20 (144A)            $     240,900
         425,000              McDermott International, Inc., 8.0%, 5/1/21 (144A)               352,750
         310,000              Weatherford International, Ltd., 5.95%, 4/15/42                  229,400
                                                                                         -------------
                                                                                         $     823,050
------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 3.5%
         100,000              Comstock Resources, Inc., 9.5%, 6/15/20                    $      14,000
         360,000              GeoPark Latin America, Ltd., Agencia en Chile,
                              7.5%, 2/11/20 (144A)                                             255,600
         570,000              Gulfport Energy Corp., 7.75%, 11/1/20                            575,700
         402,000              Halcon Resources Corp., 12.0%, 2/15/22 (144A)                    286,425
         600,000              Midstates Petroleum Co., Inc., 9.25%, 6/1/21                       9,000
         450,000              Novatek OAO via Novatek Finance, Ltd., 4.422%,
                              12/13/22 (144A)                                                  429,840
         355,000              Oasis Petroleum, Inc., 7.25%, 2/1/19                             337,250
         535,000              PDC Energy, Inc., 7.75%, 10/15/22                                553,725
         506,000              PetroQuest Energy, Inc., 10.0%, 2/15/21 (144A)                   323,840
         240,000(e)           Quicksilver Resources, Inc., 7.125%, 4/1/16                           24
         375,000              Rice Energy, Inc., 6.25%, 5/1/22                                 371,250
         870,000              Sanchez Energy Corp., 7.75%, 6/15/21                             715,575
         150,000              Whiting Petroleum Corp., 5.0%, 3/15/19                           132,750
         480,000              Whiting Petroleum Corp., 5.75%, 3/15/21                          399,600
         300,000              WPX Energy, Inc., 7.5%, 8/1/20                                   285,750
         150,000              WPX Energy, Inc., 8.25%, 8/1/23                                  141,000
                                                                                         -------------
                                                                                         $   4,831,329
------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 1.6%
         669,000              Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 6.5%, 4/15/21                               $     461,610
         118,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                       88,688
         344,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                       261,975
         925,000              Sunoco LP / Sunoco Finance Corp., 6.375%,
                              4/1/23 (144A)                                                    938,875

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 27

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- (continued)
         520,000              Western Refining Logistics LP / WNRL Finance Corp.,
                              7.5%, 2/15/23                                              $     497,900
                                                                                         -------------
                                                                                         $   2,249,048
------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 2.1%
         220,000              Blue Racer Midstream LLC / Blue Racer Finance
                              Corp., 6.125%, 11/15/22 (144A)                             $     194,700
         450,000(c)           Energy Transfer Partners LP, 3.654%, 11/1/66                     265,500
         950,000              Genesis Energy LP / Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                    912,047
         480,000              Global Partners LP / GLP Finance Corp.,
                              7.0%, 6/15/23                                                    403,498
         170,000              PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                  164,475
       1,175,000              Williams Cos., Inc., 5.75%, 6/24/44                              916,500
                                                                                         -------------
                                                                                         $   2,856,720
                                                                                         -------------
                              Total Energy                                               $  11,795,271
------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Food Retail -- 0.3%
         200,000              C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)          $     192,000
         260,000              Tops Holding LLC / Tops Markets II Corp., 8.0%,
                              6/15/22 (144A)                                                   232,700
                                                                                         -------------
                              Total Food & Staples Retailing                             $     424,700
------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 9.2%
                              Agricultural Products -- 0.8%
         900,000              Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)            $     765,000
         520,000              Southern States Cooperative, Inc., 10.0%,
                              8/15/21 (144A)                                                   327,600
         225,000(e)           Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                        94,725
                                                                                         -------------
                                                                                         $   1,187,325
------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 7.1%
         225,000              Agrokor DD, 8.875%, 2/1/20 (144A)                          $     239,625
EUR      200,000              Agrokor DD, 9.875%, 5/1/19 (144A)                                241,250
         650,000              Bertin SA / Bertin Finance, Ltd., 10.25%,
                              10/5/16 (144A)                                                   665,340
         500,000(e)           CFG Investment SAC, 9.75%, 7/30/19 (144A)                        335,000
       1,100,000              FAGE Dairy Industry SA / FAGE USA Dairy Industry,
                              Inc., 9.875%, 2/1/20 (144A)                                    1,142,625
         900,000              JBS Investments GmbH, 7.25%, 4/3/24 (144A)                       870,750
         515,000              Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                509,850
         800,000              Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                 824,000
         700,000              Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                672,000

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- (continued)
         475,000              Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                $     486,875
         700,000              MHP SA, 8.25%, 4/2/20 (144A)                                     626,500
       1,600,000              Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                   1,626,000
         200,000              Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                    209,750
         600,000              Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)                     445,500
         640,000              Post Holdings, Inc., 6.75%, 12/1/21 (144A)                       670,803
         200,000              Post Holdings, Inc., 7.75%, 3/15/24 (144A)                       217,500
                                                                                         -------------
                                                                                         $   9,783,368
------------------------------------------------------------------------------------------------------
                              Soft Drinks -- 0.3%
         355,000              Cott Beverages, Inc., 5.375%, 7/1/22                       $     364,763
------------------------------------------------------------------------------------------------------
                              Tobacco -- 1.0%
       1,645,000              Alliance One International, Inc., 9.875%, 7/15/21          $   1,369,462
                                                                                         -------------
                              Total Food, Beverage & Tobacco                             $  12,704,918
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.7%
                              Health Care Facilities -- 1.0%
         700,000              Kindred Healthcare, Inc., 6.375%, 4/15/22                  $     640,500
         475,000              Universal Hospital Services, Inc., 7.625%, 8/15/20               443,555
         285,000              Vizient, Inc., 10.375%, 3/1/24 (144A)                            307,800
                                                                                         -------------
                                                                                         $   1,391,855
------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.5%
         425,000              BioScrip, Inc., 8.875%, 2/15/21                            $     361,250
         235,000              RegionalCare Hospital Partners Holdings, Inc.,
                              8.25%, 5/1/23 (144A)                                             244,400
                                                                                         -------------
                                                                                         $     605,650
------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.2%
         275,000              Change Healthcare Holdings, Inc., 11.0%, 12/31/19          $     292,703
                                                                                         -------------
                              Total Health Care Equipment & Services                     $   2,290,208
------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.8%
                              Household Products -- 0.6%
EUR      350,000(c)           Hydra Dutch Holdings 2BV, 5.251%, 4/15/19 (144A)           $     380,900
         460,000              Springs Industries, Inc., 6.25%, 6/1/21                          468,050
                                                                                         -------------
                                                                                         $     848,950
------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.2%
         345,000              Monitronics International, Inc., 9.125%, 4/1/20            $     294,112
                                                                                         -------------
                              Total Household & Personal Products                        $   1,143,062
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 29

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 31.1%
                              Insurance Brokers -- 0.0%+
GBP       10,489(c)           Towergate Finance Plc, 8.5%, 3/2/20 (144A)                 $      15,552
------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.0%+
GBP       59,442              TIG FINCO Plc, 8.75%, 4/2/20 (144A)                        $      70,334
------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 3.6%
       6,000,000(b)(d)        Fixed Income Trust, Series 2013-A, 0.0%,
                              10/15/97 (144A)                                            $   5,247,802
          80,000(a)(h)        White Mountains Insurance Group, Ltd., 7.506% (144A)              78,600
                                                                                         -------------
                                                                                         $   5,326,402
------------------------------------------------------------------------------------------------------
                              Reinsurance -- 27.5%
         500,000(c)           Akibare Re, Ltd., 3.239%, 4/7/20 (144A) (Cat Bond)         $     504,000
         695,760(i)(j)        Altair Re III, Ltd. (Willis Securities, Inc.), Variable
                              Rate Notes, 6/30/17                                              113,200
         500,000(c)           Aozora Re, Ltd., 2.953%, 4/7/20 (144A) (Cat Bond)                501,300
       1,000,000(c)           Bosphorus Re, Ltd., 2.5%, 5/3/16 (144A)
                              (Cat Bond)                                                     1,000,000
         800,000(i)(j)        Carnousite Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 2/19/16                                      16,320
       1,000,000(i)(j)        Carnousite Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 11/30/20                                  1,020,100
         750,000(c)           Citrus Re, Ltd., 7.5%, 2/25/19 (Cat Bond) (144A)                 755,775
EUR    1,000,000(i)(j)        Dundonald Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 1/17/17                                   1,047,538
       1,750,000(c)           East Lane Re VI, Ltd., 2.75%, 3/14/18 (144A)
                              (Cat Bond)                                                     1,722,700
         250,000(c)           Galileo Re, Ltd., 9.0%, 1/8/19 (144A) (Cat Bond)                 252,300
         250,000(c)           Galileo Re, Ltd., 13.5%, 1/8/19 (144A) (Cat Bond)                252,375
       2,000,000(c)           Gator Re, Ltd., 6.27%, 1/9/17 (144A) (Cat Bond)                1,937,400
       2,400,000(i)(j)        Gleneagles Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 11/30/20                                  2,469,120
       2,500,000(i)(j)        Gullane Segregated Account (Kane SAC, Ltd.), Variable
                              Rate Notes, 11/30/20                                           2,648,500
       1,500,000(c)           Ibis Re II, Ltd., 4.0%, 6/28/16 (144A) (Cat Bond)              1,500,300
       2,000,000(i)(j)        Lahinch Segregated Account (Kane SAC, Ltd.), Variable
                              Rate Notes, 6/15/16                                            2,021,400
       1,000,000(i)(j)        Lahinch Segregated Account (Kane SAC, Ltd.), Variable
                              Rate Notes, 5/10/21                                              962,730
       1,750,000(c)           Longpoint Re, Ltd. III, 4.2%, 5/18/16 (144A)
                              (Cat Bond)                                                     1,746,850
       1,450,000(i)(j)        Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate
                              Notes, 3/31/18                                                   101,500
       1,000,000(c)           Merna Reinsurance V, Ltd., 2.0%, 4/7/17 (144A)
                              (Cat Bond)                                                       996,100
         750,000(c)           MetroCat Re, Ltd., 4.5%, 8/5/16 (144A) (Cat Bond)                750,450

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       3,000,000(i)(j)        Pangaea Re Segregated Account (Kane SAC, Ltd.),
                              Series 2015-1, Variable Rate Notes, 2/1/19                 $      89,700
       2,000,000(i)(j)        Pangaea Re Segregated Account (Kane SAC, Ltd.),
                              Series 2016-1, Variable Rate Notes, 2/1/20                     2,026,200
       2,004,948(i)(j)        PI-6 Segregated Account (Kane SAC, Ltd.), Series C,
                              Variable Rate Notes, 7/7/16                                    2,010,161
       1,000,000(c)           Queen Street VIII Re, Ltd., 6.5%, 6/8/16 (144A)
                              (Cat Bond)                                                     1,002,100
         500,000(c)           Queen Street IX Re, Ltd., 5.5%, 6/8/17 (144A)
                              (Cat Bond)                                                       499,250
       2,000,000(c)           Queen Street X Re, Ltd., 5.75%, 6/8/18 (144A)
                              (Cat Bond)                                                     1,996,600
       1,000,000(c)           Residential Reinsurance 2012, Ltd., 22.0%,
                              6/6/16 (144A) (Cat Bond)                                       1,009,600
       1,000,000(i)(j)        Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                              Variable Rate Notes, 9/16/16 (144A)                                4,600
       1,000,000(i)(j)        Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                              Variable Rate Notes, 9/18/17 (144A)                               41,200
       1,000,000(i)(j)        Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                              Variable Rate Notes, 9/17/18 (144A)                            1,040,900
       1,000,000(i)(j)        St. Andrews Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 1/22/16                                      19,700
       1,000,000(i)(j)        St. Andrews Segregated Account (Kane SAC, Ltd.),
                              Variable Rate Notes, 2/1/18                                    1,026,700
       1,750,000(c)           Tar Heel Re, Ltd., Series 2013-1, Class A, 8.5%,
                              5/9/16 (144A) (Cat Bond)                                       1,749,825
JPY  150,799,195(i)(j)        Tralee Segregated Account (Kane SAC, Ltd.), Variable
                              Rate Notes, 7/20/17                                            1,409,993
         500,000(c)           Vitality Re VI, Ltd., 2.1%, 1/8/18 (144A) (Cat Bond)             498,750
       1,000,000(c)           Vitality Re VII, Ltd., 2.65%, 1/7/20 (144A) (Cat Bond)           999,700
                                                                                         -------------
                                                                                         $  37,744,937
                                                                                         -------------
                              Total Insurance                                            $  43,157,225
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 8.5%
                              Commodity Chemicals -- 0.8%
         300,000              Basell Finance Co., BV, 8.1%, 3/15/27 (144A)               $     389,891
         175,000              Hexion US Finance Corp., 6.625%, 4/15/20                         146,563
         600,000              Rain CII Carbon LLC / CII Carbon Corp., 8.0%,
                              12/1/18 (144A)                                                   516,000
                                                                                         -------------
                                                                                         $   1,052,454
------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.5%
         389,000              Cemex Espana Luxembourg, 9.875%, 4/30/19 (144A)            $     408,936
         215,000              Cemex SAB de CV, 7.75%, 4/16/26 (144A)                           228,975
                                                                                         -------------
                                                                                         $     637,911
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 31

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.5%
          55,000              Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)             $      62,769
          55,000              Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                    63,387
         660,000              Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                547,800
                                                                                         -------------
                                                                                         $     673,956
------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.0%
         109,000              Boart Longyear Management Pty, Ltd., 10.0%,
                              10/1/18 (144A)                                             $      66,762
         300,000              FMG Resources August 2006 Pty, Ltd., 9.75%,
                              3/1/22 (144A)                                                    315,390
         428,716              Mirabela Nickel, Ltd., 9.5%, 6/24/19                             158,625
         180,000              Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)             157,050
         750,000              Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                      699,375
                                                                                         -------------
                                                                                         $   1,397,202
------------------------------------------------------------------------------------------------------
                              Gold -- 0.0%+
          85,000              IAMGOLD Corp., 6.75%, 10/1/20 (144A)                       $      68,595
------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.6%
         272,594(g)           Ardagh Finance Holdings SA, 8.625%, (8.625% PIK
                              0.0% cash), 6/15/19 (144A)                                 $     280,772
         320,000              Ardagh Packaging Finance Plc / Ardagh Holdings USA,
                              Inc., 7.25%, 5/15/24 (144A)                                      320,000
EUR      150,000              Horizon Holdings I SASU, 7.25%, 8/1/23 (144A)                    183,144
                                                                                         -------------
                                                                                         $     783,916
------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 2.3%
         580,000              Coveris Holding Corp., 10.0%, 6/1/18 (144A)                $     578,550
         500,000              Reynolds Group Issuer, Inc., 9.0%, 4/15/19                       507,500
         475,000              Reynolds Group Issuer, Inc., 9.875%, 8/15/19                     491,031
EUR    1,365,000              SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)              1,676,384
                                                                                         -------------
                                                                                         $   3,253,465
------------------------------------------------------------------------------------------------------
                              Paper Products -- 1.2%
         675,000              Appvion, Inc., 9.0%, 6/1/20 (144A)                         $     332,438
         500,000              Mercer International, Inc., 7.0%, 12/1/19                        505,000
         840,000              Resolute Forest Products, Inc., 5.875%, 5/15/23                  632,100
         255,000              Unifrax I LLC / Unifrax Holding Co., 7.5%,
                              2/15/19 (144A)                                                   202,087
                                                                                         -------------
                                                                                         $   1,671,625
------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.3%
         410,000              A Schulman, Inc., 6.875%, 6/1/23 (144A)                    $     411,025
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Steel -- 1.3%
         200,000              Allegheny Technologies, Inc., 9.375%, 6/1/19               $     193,000
         250,000              Evraz Group SA, 9.5%, 4/24/18 (144A)                             269,140
         190,000              JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                     182,400
         499,000              Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)             414,170
         850,000              Ryerson, Inc., 9.0%, 10/15/17                                    783,063
                                                                                         -------------
                                                                                         $   1,841,773
                                                                                         -------------
                              Total Materials                                            $  11,791,922
------------------------------------------------------------------------------------------------------
                              MEDIA -- 1.8%
                              Broadcasting -- 0.1%
         400,000              Intelsat Luxembourg SA, 7.75%, 6/1/21                      $     132,000
------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.8%
         600,000              Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                 $     333,000
         225,000              Regal Entertainment Group, 5.75%, 2/1/25                         227,812
         625,000              WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                     618,750
                                                                                         -------------
                                                                                         $   1,179,562
------------------------------------------------------------------------------------------------------
                              Publishing -- 0.9%
         855,000              Gannett Co., Inc., 6.375%, 10/15/23                        $     923,400
         250,000              Trader Corp., 9.875%, 8/15/18 (144A)                             259,375
                                                                                         -------------
                                                                                         $   1,182,775
                                                                                         -------------
                              Total Media                                                $   2,494,337
------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 1.3%
                              Biotechnology -- 0.2%
         300,000              ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)           $     307,500
------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 1.1%
         208,000              DPx Holdings BV, 7.5%, 2/1/22 (144A)                       $     210,600
         650,000              Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                              6.0%, 7/15/23 (144A)                                             637,813
EUR      450,000              VRX Escrow Corp., 4.5%, 5/15/23                                  409,660
         235,000              VRX Escrow Corp., 5.875%, 5/15/23 (144A)                         196,812
                                                                                         -------------
                                                                                         $   1,454,885
                                                                                         -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences       $   1,762,385
------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.0%
                              Specialized REIT -- 1.0%
       1,520,000              Communications Sales & Leasing, Inc. / CSL Capital
                              LLC, 8.25%, 10/15/23                                       $   1,440,200
                                                                                         -------------
                              Total Real Estate                                          $   1,440,200
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 33

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.7%
                              Automotive Retail -- 0.7%
       1,100,000              DriveTime Automotive Group, Inc. / DT Acceptance
                              Corp., 8.0%, 6/1/21 (144A)                                 $     990,000
------------------------------------------------------------------------------------------------------
                              Computer & Electronics Retail -- 0.1%
         235,000              Rent-A-Center, Inc., 6.625%, 11/15/20                      $     208,562
------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.8%
         300,000              Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)             $     306,750
         535,000              Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)                      492,200
         350,000              Neiman Marcus Group, Ltd., LLC, 8.0%,
                              10/15/21 (144A)                                                  304,500
                                                                                         -------------
                                                                                         $   1,103,450
------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
          85,000              Outerwall, Inc., 6.0%, 3/15/19                             $      75,863
                                                                                         -------------
                              Total Retailing                                            $   2,377,875
------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.2%
                              Semiconductors -- 0.2%
         165,000              Advanced Micro Devices, Inc., 7.0%, 7/1/24                 $     124,162
         240,000              Advanced Micro Devices, Inc., 7.5%, 8/15/22                      186,000
                                                                                         -------------
                              Total Semiconductors & Semiconductor Equipment             $     310,162
------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              Data Processing & Outsourced Services -- 0.1%
         225,000              NeuStar, Inc., 4.5%, 1/15/23                               $     184,500
                                                                                         -------------
                              Total Software & Services                                  $     184,500
------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                              Communications Equipment -- 0.2%
         280,000              CommScope Technologies Finance LLC, 6.0%,
                              6/15/25 (144A)                                             $     287,000
------------------------------------------------------------------------------------------------------
                              Electronic Equipment & Instruments -- 0.2%
         315,000              Zebra Technologies Corp., 7.25%, 10/15/22                  $     341,019
------------------------------------------------------------------------------------------------------
                              Technology Hardware, Storage & Peripherals -- 0.4%
         485,000              Diebold, Inc., 8.5%, 4/15/24 (144A)                        $     491,062
                                                                                         -------------
                              Total Technology Hardware & Equipment                      $   1,119,081
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 3.7%
                              Integrated Telecommunication Services -- 2.0%
       1,165,000              Frontier Communications Corp., 8.75%, 4/15/22              $   1,150,438
         290,000              Frontier Communications Corp., 11.0%, 9/15/25 (144A)             292,900
         750,000              GCI, Inc., 6.875%, 4/15/25                                       757,500
         600,000              Windstream Corp., 7.5%, 6/1/22                                   492,000
                                                                                         -------------
                                                                                         $   2,692,838
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 1.7%
         250,000              Altice Finco SA, 8.125%, 1/15/24 (144A)                    $     243,750
         300,000              Altice SA, 7.75%, 5/15/22 (144A)                                 299,250
         750,000              Digicel, Ltd., 6.0%, 4/15/21 (144A)                              686,250
         200,000              Mobile Telesystems OJSC via MTS International
                              Funding, Ltd., 5.0%, 5/30/23 (144A)                              199,750
         340,000              Sprint Corp., 7.125%, 6/15/24                                    255,000
         275,000              Sprint Corp., 7.25%, 9/15/21                                     222,062
         250,000              Unison Ground Lease Funding LLC, 5.78%,
                              3/15/20 (144A)                                                   242,250
RUB   14,100,000              VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)                      211,522
                                                                                         -------------
                                                                                         $   2,359,834
                                                                                         -------------
                              Total Telecommunication Services                           $   5,052,672
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 2.8%
                              Airlines -- 0.8%
         155,000              Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 6.875%, 2/15/19 (144A)                        $     141,050
         450,000              Intrepid Aviation Group Holdings LLC / Intrepid
                              Finance Co., 8.25%, 7/15/17 (144A)                               432,000
         500,000              TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                       456,875
                                                                                         -------------
                                                                                         $   1,029,925
------------------------------------------------------------------------------------------------------
                              Airport Services -- 0.3%
         441,560              Aeropuertos Argentina 2000 SA, 10.75%,
                              12/1/20 (144A)                                             $     476,973
------------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.2%
MXN    4,500,000              Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                              6/10/28 (144A)                                             $     261,391
------------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
         500,000              Far East Capital, Ltd., SA, 8.0%, 5/2/18                   $     192,500
         375,000              Navios South American Logistics, Inc. / Navios
                              Logistics Finance US, Inc., 7.25%, 5/1/22 (144A)                 225,938
                                                                                         -------------
                                                                                         $     418,438
------------------------------------------------------------------------------------------------------
                              Railroads -- 0.6%
         390,039(g)           AAF Holdings LLC / AAF Finance Co., 12.0%, (12.75%
                              PIK 12.0% cash), 7/1/19 (144A)                             $     384,188
         485,000              Florida East Coast Holdings Corp., 6.75%,
                              5/1/19 (144A)                                                    489,850
                                                                                         -------------
                                                                                         $     874,038
------------------------------------------------------------------------------------------------------
                              Trucking -- 0.6%
       1,325,000              Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)           $     834,750
                                                                                         -------------
                              Total Transportation                                       $   3,895,515
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 35

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              UTILITIES -- 3.2%
                              Electric Utilities -- 1.1%
         375,000              ContourGlobal Power Holdings SA, 7.125%,
                              6/1/19 (144A)                                              $     371,250
         460,000(a)           Enel S.p.A., 8.75%, 9/24/73 (144A)                               530,725
         355,000              PPL Energy Supply LLC, 4.625%, 7/15/19 (144A)                    330,150
         410,000              PPL Energy Supply LLC, 6.5%, 6/1/25 (144A)                       363,908
                                                                                         -------------
                                                                                         $   1,596,033
------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.5%
         230,000              DCP Midstream Operating LP, 5.6%, 4/1/44                   $     185,150
         492,450              Transportadora de Gas del Sur SA, 9.625%,
                              5/14/20 (144A)                                                   509,686
                                                                                         -------------
                                                                                         $     694,836
------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 1.6%
         560,000              NRG Energy, Inc., 6.25%, 5/1/24                            $     546,000
       1,065,000              Terraform Global Operating LLC, 9.75%,
                              8/15/22 (144A)                                                   943,856
         200,000              TerraForm Power Operating LLC, 5.875%,
                              2/1/23 (144A)                                                    174,500
         585,000              TerraForm Power Operating LLC, 6.125%,
                              6/15/25 (144A)                                                   503,100
                                                                                         -------------
                                                                                         $   2,167,456
                                                                                         -------------
                              Total Utilities                                            $   4,458,325
------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS & NOTES
                              (Cost $132,520,364)                                        $ 128,638,419
------------------------------------------------------------------------------------------------------
                              CONVERTIBLE BONDS & NOTES -- 2.5% of
                              Net Assets
                              HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                              Health Care Equipment -- 1.1%
       1,040,000(b)           Hologic, Inc., 2.0%, 12/15/37                              $   1,526,850
                                                                                         -------------
                              Total Health Care Equipment & Services                     $   1,526,850
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.2%
                              Diversified Chemicals -- 1.1%
       1,900,000(k)           Hercules, Inc., 6.5%, 6/30/29                              $   1,560,299
------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.1%
         100,000              Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16              $      99,700
                                                                                         -------------
                              Total Materials                                            $   1,659,999
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                  Value
------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.2%
                              Biotechnology -- 0.2%
         250,000              Corsicanto, Ltd., 3.5%, 1/15/32                            $     232,188
                                                                                         -------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences       $     232,188
------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE BONDS & NOTES
                              (Cost $2,524,576)                                          $   3,419,037
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                              2.9% of Net Assets
       2,575,000(c)           U.S. Treasury Notes, 0.303%, 10/31/16                      $   2,574,997
       1,450,000(c)           U.S. Treasury Notes, 0.319%, 4/30/16                           1,450,000
                                                                                         -------------
                                                                                         $   4,024,997
------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $4,024,688)                                          $   4,024,997
------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS -- 2.0% of
                              Net Assets
                              Argentina -- 0.7%
         282,400              Province of Salta Argentina, 9.5%, 3/16/22 (144A)          $     287,342
         360,000              Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                383,400
         230,000              Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                  250,700
                                                                                         -------------
                                                                                         $     921,442
------------------------------------------------------------------------------------------------------
                              Ireland -- 0.3%
         450,000              Vnesheconombank Via VEB Finance Plc, 6.902%,
                              7/9/20 (144A)                                              $     472,500
------------------------------------------------------------------------------------------------------
                              Kenya -- 0.3%
         500,000              Kenya Government International Bond, 6.875%,
                              6/24/24 (144A)                                             $     470,050
------------------------------------------------------------------------------------------------------
                              Mexico -- 0.5%
MXN    8,870,000              Mexican Bonos, 7.75%, 11/13/42                             $     596,661
MXN      326,901              Mexican Udibonos, 3.5%, 12/14/17                                  19,610
                                                                                         -------------
                                                                                         $     616,271
------------------------------------------------------------------------------------------------------
                              Zambia -- 0.2%
         300,000              Zambia Government International Bond, 5.375%,
                              9/20/22 (144A)                                             $     223,086
------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $2,738,186)                                          $   2,703,349
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 37

------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
------------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 0.3% of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Industrial Machinery -- 0.0%+
          10,289(d)(f)        Liberty Tire Recycling LLC                                 $         103
                                                                                         -------------
                              Total Capital Goods                                        $         103
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Homebuilding -- 0.0%+
MXN       89,094(f)           Desarrolladora Homex SAB de CV                             $      17,599
                                                                                         -------------
                              Total Consumer Durables & Apparel                          $      17,599
------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
          15,000(f)           PetroQuest Energy, Inc.                                    $      11,867
                                                                                         -------------
                              Total Energy                                               $      11,867
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.0%+
                              Insurance Brokers -- 0.0%+
GBP       10,233(d)(f)        TopCo., Ltd.                                               $         149
GBP          475(d)(f)        Towergate Finance Plc                                                  7
                                                                                         -------------
                                                                                         $         156
                                                                                         -------------
                              Total Insurance                                            $         156
------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Computer & Electronics Retail -- 0.1%
          42,088(d)(f)        Targus Cayman SubCo., Ltd.                                 $     147,308
                                                                                         -------------
                              Total Retailing                                            $     147,308
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Air Freight & Logistics -- 0.2%
             943(f)           CEVA Holdings LLC                                          $     330,159
                                                                                         -------------
                              Total Transportation                                       $     330,159
------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $1,102,066)                                          $     507,192
------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS -- 0.4%
                              of Net Assets
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Other Diversified Financial Services -- 0.4%
             470              Bank of America Corp., 7.25%                               $     553,801
                                                                                         -------------
                              Total Diversified Financials                               $     553,801
------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Oil & Gas Exploration & Production -- 0.0%+
             200              Halcon Resources Corp., 5.75%                              $       8,000
                                                                                         -------------
                              Total Energy                                               $       8,000
------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $524,900)                                            $     561,801
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 1.6% of Net Assets
                              BANKS -- 0.4%
                              Diversified Banks -- 0.4%
             500(a)           AgStar Financial Services ACA, 6.75% (144A)                $     556,219
                                                                                         -------------
                              Total Banks                                                $     556,219
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.8%
                              Other Diversified Financial Services -- 0.8%
          40,675(a)           GMAC Capital Trust I, 6.402%                               $   1,019,722
                                                                                         -------------
                              Total Diversified Financials                               $   1,019,722
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.4%
                              Insurance Brokers -- 0.4%
GBP      452,745(d)(f)        Towergate Finance Plc, Class B                             $     548,937
------------------------------------------------------------------------------------------------------
                              Reinsurance -- 0.0%+
          15,000(f)(i)        Lorenz Re, Ltd. (Aon Benefield Securities, Inc.), Variable
                              Rate Notes                                                 $      37,500
                                                                                         -------------
                              Total Insurance                                            $     586,437
------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $2,106,323)                                          $   2,162,378
------------------------------------------------------------------------------------------------------
                              WARRANT -- 0.0%+
                              INSURANCE -- 0.0%+
                              Insurance Brokers
GBP          136(d)(f)(r)     Towergate Finance Plc                                      $          --
------------------------------------------------------------------------------------------------------
                              TOTAL WARRANT
                              (Cost $--)                                                 $          --
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 2.4%
                              of Net Assets
                              COMMERCIAL PAPER -- 1.0%
         490,000              Barclays Bank Plc, 0.35%, 5/2/16                           $     489,988
         490,000              BNP Paribas SA, 0.29%, 5/2/16                                    489,985
         490,000              Total SA, 0.33%, 5/2/16                                          489,986
                                                                                         -------------
                                                                                         $   1,469,959
------------------------------------------------------------------------------------------------------
                              TREASURY BILL -- 1.4%
       1,920,000(l)           U.S. Treasury Bill, 6/2/16                                 $   1,919,754
------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $3,389,722)                                          $   3,389,713
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 39

------------------------------------------------------------------------------------------------------
Number                                                             Strike        Expiration
of Contracts  Description                     Counterparty         Price         Date          Value
------------------------------------------------------------------------------------------------------
              CALL OPTIONS PURCHASED -- 0.0%+
MXN 18,332(m) Desarrolladora Homex            Bank of New York
              SAB de CV                       Mellon Corp.         $ --(q)       10/23/22      $    --
MXN 18,332(n) Desarrolladora Homex            Bank of New York
              SAB de CV                       Mellon Corp.           --(q)       10/23/22           --
                                                                                               -------
                                                                                               $    --
------------------------------------------------------------------------------------------------------
              TOTAL CALL OPTIONS PURCHASED
              (Premiums paid $0)                                                               $    --
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN SECURITIES -- 140.3%
                              (Cost -- $199,667,333) (o)(p)                              $ 194,470,945
------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (40.3)%                    $ (55,901,208)
------------------------------------------------------------------------------------------------------
                              NET ASSETS APPLICABLE TO COMMON
                              SHAREOWNERS -- 100.0%                                      $ 138,569,737
======================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2016, the value of these securities amounted to $85,168,626, or 61.5% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or Event-linked bond. At April 30, 2016, the value of these securities amounted to $19,675,375, or 14.2% of total net assets applicable to common shareowners. See Notes to Financial Statement -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2016.

(a) The interest rate is subject to change periodically. The interest rate shown is the rate at April 30, 2016.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2016. See Notes to Financial Statements -- Note 1A.

(c) Floating rate note. The rate shown is the coupon rate at April 30, 2016.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(e)         Security is in default.

(f)         Non-income producing.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h)         Security is perpetual in nature and has no stated maturity date.

(i) Structured reinsurance investment. At April 30, 2016, the value of these securities amounted to $18,107,062, or 13.1% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

(j)         Rate to be determined.

(k)         Security is priced as a unit.

(l) Security issued with a zero coupon. Income is recognized through accretion of discount.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

(o) At April 30, 2016, the net unrealized depreciation on investments based on cost for federal tax purposes of $201,769,237 was as follows:

            Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                          $  6,933,617

            Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                           (14,231,909)
                                                                                        ------------
            Net unrealized depreciation                                                 $ (7,298,292)
                                                                                        ============

For financial reporting purposes net unrealized depreciation on investments was $5,196,388 and cost of investments aggregated $199,667,333.

(p) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

            United States                                                                      62.4%
            Bermuda                                                                            13.6
            Cayman Islands                                                                      4.6
            Luxembourg                                                                          4.0
            Ireland                                                                             2.5
            Netherlands                                                                         1.9
            Argentina                                                                           1.8
            Canada                                                                              1.3
            France                                                                              1.1
            Other (individually less than 1%)                                                   6.8
                                                                                              -----
                                                                                              100.0%
                                                                                              =====

(q)         Strike price is 1 Mexican Peso (MXN).

(r) Towergate B Preferred warrants are exercisable into 136 Tig FinCo A shares.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                        $        --         $ 5,924,600
Other Long-Term Securities                       $70,955,593         $67,940,646

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR     --    Euro
GBP     --    Great British Pound
JPY     --    Japanese Yen
MXN     --    Mexican Peso
RUB     --    Russian Ruble

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Noted to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 41

The following is a summary of the inputs used as of April 30, 2016, in valuing the Trust's investments.

-------------------------------------------------------------------------------------------
                                    Level 1     Level 2       Level 3         Total
-------------------------------------------------------------------------------------------
Asset Backed Securities             $       --  $  1,917,835  $           --  $  1,917,835
Collateralized Mortgage
  Obligations                               --     5,243,579              --     5,243,579
Senior Secured Floating
  Rate Loan Interests
  Health Care Equipment & Services
    Health Care Technology                  --       236,380         243,918       480,298
  Retailing
    Computer & Electronics Retail           --            --         168,351       168,351
All Other Senior Secured Floating
  Rate Loan Interests                       --    41,253,996              --    41,253,996
Corporate Bonds & Notes
  Capital Goods
    Industrial Machinery                    --     1,077,375         169,505     1,246,880
  Insurance
    Property & Casualty Insurance           --        78,600       5,247,802     5,326,402
    Reinsurance                             --    19,675,375      18,069,562    37,744,937
All Other Corporate Bonds & Notes           --    84,320,200              --    84,320,200
Convertible Bonds & Notes                   --     3,419,037              --     3,419,037
U.S. Government and
  Agency Obligations                        --     4,024,997              --     4,024,997
Sovereign Debt Obligation                   --     2,703,349              --     2,703,349
Common Stocks
  Capital Goods
    Industrial Machinery                    --            --             103           103
  Insurance
    Insurance Brokers                       --            --             156           156
  Retailing
    Computer & Electronics Retail           --            --         147,308       147,308
  Transportation
    Air Freight & Logistics                 --       330,159              --       330,159
All Other Common Stocks                 29,466            --              --        29,466
Convertible Preferred Stocks
  Energy
    Oil & Gas Exploration &
      Production                            --         8,000              --         8,000
All Other Convertible Preferred
  Stocks                               553,801            --              --       553,801
Preferred Stocks
  Banks
    Diversified Banks                       --       556,219              --       556,219
  Insurance
    Insurance Brokers                       --            --         548,937       548,937
    Reinsurance                             --            --          37,500        37,500
All Other Preferred Stocks           1,019,722            --              --     1,019,722
Warrant                                     --            --              --*           --*
Commercial Paper                            --     1,469,959              --     1,469,959
Treasury Bill                               --     1,919,754              --     1,919,754
Call Options Purchased                      --            --*             --            --*
-------------------------------------------------------------------------------------------
Total Investments in
  Securities                        $1,602,989  $168,234,814  $   24,633,142  $194,470,945
===========================================================================================

*    Includes securities that are valued at $0.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

-------------------------------------------------------------------------------------
                                    Level 1  Level 2         Level 3    Total
-------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on forward
  foreign currency contracts        $   --   $       75      $      --  $          75
Unrealized depreciation on forward
  foreign currency contracts            --     (150,172)            --       (150,172)
--------------------------------------------------------------------------------------
Total Other Financial
 Instruments                        $   --   $ (150,097)     $      --  $    (150,097)
======================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of April 30, 2016:

--------------------------------------------------------------------------------------
                                    Level 1  Level 2         Level 3    Total
--------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value        $   --   $         325   $   --     $         325
Liabilities:
Credit agreement                        --     (57,000,000)      --       (57,000,000)
--------------------------------------------------------------------------------------
Total                               $   --   $ (56,999,675)  $   --     $ (56,999,675)
======================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 43

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Transfers
                                         Change in                                               in and       Transfers
                  Balance     Realized   unrealized                                   Accrued    out of       in and     Balance
                  as of       gain       appreciation                                 discounts/ Level 3      out of     as of
                  4/30/15     (loss)(1)  (depreciation)(2) Purchases    Sales         premiums   categories   Level 3*   4/30/16
------------------------------------------------------------------------------------------------------------------------------------
Collateralized
  Mortgage
  Obligations     $   165,062 $      --  $        --       $        --  $         --  $     --   $        --  $(165,062) $        --
Senior Secured
  Floating Rate
  Loan Interests
Health Care
  Equipment &
  Services
  Health Care
     Technology            --        --      (86,468)          325,560            --     4,826            --         --      243,918
Retailing
  Computer &
     Electronics
     Retail                --        --           --           168,351            --        --            --         --      168,351
Corporate Bonds
  & Notes
Capital Goods
  Industrial
     Machinery        239,330     4,677      (43,433)           22,061       (56,000)    2,870            --         --      169,505
Insurance
  Insurance
     Brokers           16,096        --           --                --            --        --            --    (16,096)          --
  Life & Health
     Insurance        500,600        --           --                --            --        --            --   (500,600)          --
  Property
     & Casualty
     Insurance      4,354,042        --      893,760                --            --        --            --         --    5,247,802
  Reinsurance      22,537,165  (246,576)  (6,726,234)       13,051,068   (11,774,073)  208,412     1,019,800         --   18,069,562
Common Stocks
Capital Goods
  Industrial
     Machinery            103        --           --                --            --        --            --         --          103
Insurance
  Insurance
     Brokers            2,540        --       (4,928)            2,544            --        --            --         --          156
  Reinsurance       1,019,800        --           --                --            --        --    (1,019,800)        --           --
Retailing
  Computer &
     Electronics
     Retail                --        --           --           147,308            --        --            --         --      147,308

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Transfers
                                       Change in                                               in and      Transfers
              Balance       Realized   unrealized                                   Accrued    out of      in and      Balance
              as of         gain       appreciation                                 discounts/ Level 3     out of      as of
              4/30/15       (loss)(1)  (depreciation)(2) Purchases    Sales         premiums   categories  Level 3*    4/30/16
------------------------------------------------------------------------------------------------------------------------------------
Preferred
  Stocks
Insurance
  Insurance
     Brokers  $   671,036   $      --  $   (794,425)     $   672,326  $         --  $     --   $       --  $       --  $   548,937
  Reinsurance     941,821       5,471      (824,198)              --       (85,594)       --           --          --       37,500
Warrants
Insurance
  Insurance
     Brokers           --**        --            --               --            --        --           --          --           --**
------------------------------------------------------------------------------------------------------------------------------------
Total         $30,447,595   $(236,428) $ (7,585,926)     $14,389,218  $(11,915,667) $216,108   $       --  $ (681,758) $24,633,142
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended April 30, 2016, there were no transfers between Levels 1 and 2. For the year ended April 30, 2016, securities with aggregate market value of $681,758 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value.

**   Includes securities that are valued at $0.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at April 30, 2016: $(5,269,754).

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at April 30, 2016. These amounts exclude valuations provided by a broker.

------------------------------------------------------------------------------------------------------------------------
                            Fair Value                  Valuation                  Unobservable
Asset Type                  4/30/16                   Technique (s)                   Input                  Value/Range
------------------------------------------------------------------------------------------------------------------------
Senior Secured
Floating Rate Loan                                       Market
Interests                   $  412,269                Comparables                EBITDA Multiples(1)            4x-5x
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds                                          Market                  EBITDA Multiples(1)           5.5x-6x
& Notes                     $5,417,307                Comparables                 Yield Premium(2)              1.05%
------------------------------------------------------------------------------------------------------------------------
Common Stocks               $  147,567             Market Comparables            EBITDA Multiples(1)            4x-6x
------------------------------------------------------------------------------------------------------------------------
Preferred Stocks            $  548,937             Market Comparables            EBITDA Multiples(1)           5.5x-6x
------------------------------------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 45

Statement of Assets and Liabilities | 4/30/16

ASSETS:
  Investments in securities, at value (cost $199,667,333)                $194,470,945
  Foreign currencies, at value (cost $316)                                        325
  Receivables --
     Investment securities sold                                             1,380,254
     Interest                                                               2,417,017
     Dividends                                                                  8,519
  Unrealized appreciation on forward foreign currency contracts                    75
-------------------------------------------------------------------------------------
        Total assets                                                     $198,277,135
-------------------------------------------------------------------------------------
LIABILITIES:
  Due to custodian                                                       $    394,439
  Payables --
     Credit agreement                                                      57,000,000
     Investment securities purchased                                        1,837,355
     Trustees' fees                                                               529
     Administration fee                                                        83,193
  Unrealized depreciation on forward foreign currency contracts               150,172
  Due to affiliates                                                           133,429
  Accrued expenses                                                            108,281
-------------------------------------------------------------------------------------
        Total liabilities                                                $ 59,707,398
-------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHAREOWNERS:
  Paid-in capital                                                        $194,412,035
  Distributions in excess of net investment income                           (632,828)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                (49,866,524)
  Net unrealized depreciation on investments                               (5,196,388)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (146,558)
-------------------------------------------------------------------------------------
        Net assets applicable to shareowners                             $138,569,737
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $138,569,737/8,332,790 shares                              $      16.63
=====================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Statement of Operations

For the Year Ended 4/30/16

INVESTMENT INCOME:
  Interest                                                    $  15,351,798
  Dividends                                                         225,046
  Loan facility and other income                                    109,347
--------------------------------------------------------------------------------------------
     Total investment income                                                  $  15,686,191
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $   1,729,061
  Administrative expense                                            118,651
  Transfer agent fees                                                 4,270
  Shareholder communications expense                                 11,696
  Custodian fees                                                     43,074
  Professional fees                                                  83,098
  Printing expense                                                   15,204
  Trustees' fees                                                      7,600
  Pricing fees                                                       33,871
  Interest expense                                                  712,815
  Miscellaneous                                                      42,449
--------------------------------------------------------------------------------------------
     Total expenses                                                           $   2,801,789
--------------------------------------------------------------------------------------------
        Net investment income                                                 $  12,884,402
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $ (10,383,167)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (418,826)  $ (10,801,993)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                              $  (4,432,031)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies               142,606   $  (4,289,425)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                            $ (15,091,418)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                        $  (2,207,016)
============================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 47

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                               Year Ended       Year Ended
                                                               4/30/16          4/30/15
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $   12,884,402   $  15,171,206
Net realized gain (loss) on investments and foreign
   currency transactions                                          (10,801,993)     (7,185,833)
Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                   (4,289,425)     (6,329,324)
----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                        $   (2,207,016)  $   1,656,049
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($1.50 and $1.83 per share,
   respectively)                                               $  (12,499,185)  $ (15,241,784)
----------------------------------------------------------------------------------------------
      Total distributions to shareowners                       $  (12,499,185)  $ (15,241,784)
----------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                  $           --   $     250,324
----------------------------------------------------------------------------------------------
     Net increase in net assets from Trust share transactions  $           --   $     250,324
----------------------------------------------------------------------------------------------
     Net decrease in net assets                                $  (14,706,201)  $ (13,335,411)
NET ASSETS APPLICABLE TO SHAREOWNERS:
Beginning of year                                              $  153,275,938   $ 166,611,349
----------------------------------------------------------------------------------------------
End of year                                                    $  138,569,737   $ 153,275,938
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $     (632,828)  $    (470,263)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Statement of Cash Flows

For the Year Ended 4/30/16

Cash Flows From Operating Activities:
   Net decrease in net assets resulting from operations                           $  (2,207,016)
------------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Inflation indexed bond income                                                  $        (456)
   Purchases of investment securities                                               (79,848,157)
   Proceeds from disposition and maturity of investment securities                   87,254,279
   Net purchases of temporary cash investments                                       (1,934,722)
   Net accretion and amortization of discount/premium on investment securities         (580,017)
   Change in unrealized depreciation on investments                                   4,432,031
   Change in unrealized appreciation on forward foreign currency contracts and
       foreign currency                                                                (137,695)
   Net realized loss on investments                                                  10,383,167
   Decrease in interest receivable                                                      346,293
   Increase in dividends receivable                                                      (8,519)
   Decrease in due to affiliates                                                        (17,926)
   Increase in trustees' fees payable                                                       155
   Increase in administration fees payable                                               12,755
   Decrease in accrued expenses payable                                                 (12,796)
   Decrease in interest expense payable                                                  (5,862)
------------------------------------------------------------------------------------------------
       Net cash and foreign currencies from operating activities                  $  17,675,514
------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Decrease in due to custodian                                                   $    (924,493)
   Payments on borrowings                                                            (7,000,000)
   Distributions to shareholders                                                    (12,499,185)
------------------------------------------------------------------------------------------------
       Net cash and foreign currencies used in financing activities               $ (20,423,678)
------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $      20,756
------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                          $   2,727,733
------------------------------------------------------------------------------------------------
   End of the year                                                                $         325
================================================================================================
Cash Flow Information:
   Cash paid for interest                                                         $     718,677
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 49

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Year
                                                               Year        Year        Year        Year       Ended
                                                               Ended       Ended       Ended       Ended      4/30/12
                                                               4/30/16     4/30/15     4/30/14     4/30/13    (Consolidated)
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                           $  18.39    $  20.03    $  20.70    $  19.51   $       21.01
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                       $   1.55    $   1.82    $   1.98    $   2.24   $        2.10
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                               (1.81)      (1.63)      (0.36)       0.99           (1.64)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  (0.26)   $   0.19    $   1.62    $   3.23   $        0.46
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
   Net investment income and previously undistributed net
      investment income                                        $  (1.50)   $  (1.83)*  $  (2.29)*  $  (2.04)  $       (1.96)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (1.76)   $  (1.64)   $  (0.67)   $   1.19   $       (1.50)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                             $  16.63    $  18.39    $  20.03    $  20.70   $       19.51
----------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                                $  15.60    $  17.42    $  20.85    $  21.82   $       20.13
============================================================================================================================
Total return at market value (c)                                  (1.26)%     (7.90)%      7.12%      19.98%           1.35%
Ratios to average net assets of shareowners:
   Total expenses plus interest expense (d)(e)                     1.99%       1.85%       1.86%       1.97%           2.04%
   Net investment income available to shareowners                  9.11%       9.52%       9.88%      11.26%          10.75%
Portfolio turnover                                                   36%         48%         38%         34%             24%
Net assets of shareowners, end of period
   (in thousands)                                              $138,570    $153,276    $166,611    $171,646   $     161,146

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Year
                                                               Year        Year        Year        Year       Ended
                                                               Ended       Ended       Ended       Ended      4/30/12
                                                               4/30/16     4/30/15     4/30/14     4/30/13    (Consolidated)
----------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                $57,000     $64,000     $67,000     $69,000    $      69,000
Asset coverage per indebtedness (in thousands)                 $ 3,431     $ 3,395     $ 3,487     $ 3,488    $       3,335
============================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Includes interest expense of 0.50%, 0.43%, 0.45%, 0.48% and 0.56%, respectively.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 51

Notes to Financial Statements | 4/30/16

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is

52 Pioneer Diversified High Income Trust | Annual Report | 4/30/16 deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 53

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At April 30, 2016, eleven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 4.7% of net assets. The value of these fair valued securities are $6,526,080.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

54 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2016, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 55 income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At April 30, 2016, the Trust reclassified $231,745 to increase paid-in capital, $547,782 to increase distributions in excess of net investment income and $779,527 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At April 30, 2016, the Trust was permitted to carry forward $1,827,578 of short-term capital losses and $17,140,030 of long-term capital losses without limitation. Additionally, at April 30, 2016, the Trust had a net capital loss carry forward of $23,611,429 of which the following amounts will expire between 2017 and 2019 if not utilized: $413,150 in 2017, $21,948,862 in 2018, and $1,249,417 in 2019. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

     The Trust has elected to defer $377,261 of short-term capital losses and $6,909,119 of long-term capital losses recognized between November 1, 2015 and April 30, 2016 to its fiscal year ending April 30, 2017.

     The tax character of distributions paid to shareowners during the years ended April 30, 2016 and April 30, 2015 were as follows:

     ---------------------------------------------------------------------------
                                                           2016             2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $12,499,185      $15,241,784
     ---------------------------------------------------------------------------
          Total                                     $12,499,185      $15,241,784
     ===========================================================================

56 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

     The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,317,872
     Capital loss carryforward                                      (42,579,037)
     Late year loss deferrals                                        (7,286,380)
     Unrealized depreciation                                         (7,294,753)
     ---------------------------------------------------------------------------
          Total                                                    $(55,842,298)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.   Insurance Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 57

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Purchased Options

     The Trust may purchase put and call options to seek increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Trust's financial statements. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended April 30, 2016 was $0. Purchased option contracts outstanding at period end are listed within the Schedule of Investments.

58 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

H.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 59 subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater

60 Pioneer Diversified High Income Trust | Annual Report | 4/30/16 than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2016, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.22% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2016, $216,622 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company
(AST), provided substantially all transfer agent and shareowner services related to the Trust's shares at negotiated rates.

Effective November 2, 2015, AST serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 61

4. Forward Foreign Currency Contracts

During the year ended April 30, 2016, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

The average value of contracts open during the year ended April 30, 2016 was $(7,268,582).

Open foreign currency contracts at April 30, 2016, were as follows:

--------------------------------------------------------------------------------------------------
                                            In
Currency                     Currency       Exchange                     Settlement   Unrealized
Sold          Deliver        Purchased      for          Counterparty    Date         Appreciation
--------------------------------------------------------------------------------------------------
GBP           119,117        USD            174,116      JP Morgan       7/05/16      $ 75
(British                                                 Chase Bank NA
Pound
Sterling)
--------------------------------------------------------------------------------------------------
 Total                                                                                $ 75
==================================================================================================

--------------------------------------------------------------------------------------------------
                                            In
Currency                     Currency       Exchange                     Settlement   Unrealized
Sold          Deliver        Purchased      for          Counterparty    Date         Depreciation
--------------------------------------------------------------------------------------------------
GBP (British       119,339   USD              165,551    JP Morgan       5/03/16      $    (8,779)
Pound                                                    Chase Bank NA
Sterling)
USD                174,083   GBP (British     119,117    JP Morgan       5/03/16              (77)
                             Pound                       Chase Bank NA
                             Sterling)
RUB              6,775,000   USD              100,237    Goldman Sachs   5/13/16           (4,263)
(Russian                                                 International
Ruble)
JPY            149,575,028   USD            1,335,791    JP Morgan       5/25/16          (66,550)
(Japanese                                                Chase Bank NA
Yen)
MXN                 19,629   USD                1,119    Citibank NA     6/02/16              (18)
(Mexican
Peso)
MXN              9,891,256   USD              557,619    JP Morgan       6/02/16          (15,296)
(Mexican                                                 Chase Bank NA
Peso)
EUR (Euro)       3,903,542   USD             4,426,912   JP Morgan       7/28/16          (55,189)
                                                         Chase Bank NA
--------------------------------------------------------------------------------------------------
Total                                                                                 $  (150,172)
==================================================================================================

5. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things,

62 Pioneer Diversified High Income Trust | Annual Report | 4/30/16 close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of April 30, 2016:

------------------------------------------------------------------------------------------
                  Derivative
                  Assets
                  Subject to       Derivatives   Non-Cash     Cash           Net Amount
                  Master Netting   Available     Collateral   Collateral     of Derivative
Counterparty      Agreement        for Offset    Received (a) Received (a)   Assets (b)
------------------------------------------------------------------------------------------
JP Morgan Chase   $75              $(75)         $--          $--            $--
 Bank NA
------------------------------------------------------------------------------------------
 Total            $75              $(75)         $--          $--            $--
==========================================================================================

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 63

-----------------------------------------------------------------------------------------------------
                        Derivative
                        Liabilities
                        Subject to       Derivatives     Non-Cash      Cash           Net Amount
                        Master Netting   Available for   Collateral    Collateral     of Derivative
Counterparty            Agreement        Offset          Pledged (a)   Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------
Citibank NA             $        18      $ --            $  --         $  --          $        18
Goldman Sachs                 4,263        --               --            --                4,263
 International
JP Morgan Chase             145,891       (75)              --            --              145,816
 Bank NA
-----------------------------------------------------------------------------------------------------
    Total               $   150,172      $(75)           $  --         $  --          $   150,097
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

64 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2016 was as follows:

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                        Interest        Credit        Foreign           Equity        Commodity
                        Rate Risk       Risk          Exchange Risk     Risk          Risk
-----------------------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  forward foreign
  currency contracts    $--             $--           $       75        $--           $--
-----------------------------------------------------------------------------------------------
  Total Value           $--             $--           $       75        $--           $--
===============================================================================================
Liabilities:
 Unrealized
   depreciation on
   forward foreign
   currency contracts   $--             $--           $  150,172        $--           $--
-----------------------------------------------------------------------------------------------
   Total Value          $--             $--           $  150,172        $--           $--
===============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2016 was as follows:

-----------------------------------------------------------------------------------------------
Statement of Operations

                        Interest        Credit        Foreign           Equity        Commodity
                        Rate Risk       Risk          Exchange Risk     Risk          Risk
-----------------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Forward foreign
  currency contracts*   $--             $--           $(250,138)        $--           $--
-----------------------------------------------------------------------------------------------
  Total Value           $--             $--           $(250,138)        $--           $--
===============================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Forward foreign
  currency contracts*   $--             $--           $ 116,939         $--           $--
-----------------------------------------------------------------------------------------------
  Total Value           $--             $--           $ 116,939         $--           $--
===============================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

7. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 65

As of April 30, 2016, the Trust had two bridge loan commitments of $393,116, which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation
Borrower                       Par          Cost       Value      (Depreciation)
--------------------------------------------------------------------------------
CCO Holdings                   $338,080     $338,080   $338,080   $   --
Charter Communications           55,036       55,036     55,036       --
--------------------------------------------------------------------------------
    Total                      $393,116     $393,116   $393,116   $   --
================================================================================

8. Trust Shares

Transactions in shares of beneficial interest for the year ended April 30, 2016 and the year ended April 30, 2015 were as follows:

--------------------------------------------------------------------------------
                                                        4/30/16          4/30/15
--------------------------------------------------------------------------------
Shares outstanding at beginning of period              8,332,790       8,320,167
Reinvestment of distributions                                 --          12,623
--------------------------------------------------------------------------------
Shares outstanding at end of period                    8,332,790       8,332,790
================================================================================

9. Credit Agreement

Effective January 29, 2016, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Scotia. There is a $70 million borrowing limit.

At April 30, 2016, the Trust had a borrowing outstanding under the credit agreement totaling $57,000,000. The interest rate charged at April 30, 2016 was 1.31%. During the year ended April 30, 2016, the average daily balance was $61,918,256 at an average interest rate of 1.15%. With respect to the credit agreement, interest expense of $712,815 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Subsequent Event

A monthly dividend was declared on May 3, 2016 from undistributed and accumulated net investment income of $0.1150 per share payable May 31, 2016, to shareowners of record on May 18, 2016.

66 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Diversified High Income Trust (the "Trust"), as of April 30, 2016, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended April 30, 2014, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated June 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust as of April 30, 2016, and the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 22, 2016

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 67

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

PIM, the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's current investment advisory agreement with PIM to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

68 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 69

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Trust   Length of Service        Principal Occupation                         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Class II Trustee         Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board          since 2007. Term         present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                    expires in 2018.         Executive Officer (2008 - 2012),             (investor communications
                                                        Quadriserv, Inc. (technology products for    and securities processing
                                                        securities lending industry); and Senior     provider for financial
                                                        Executive Vice President, The Bank of New    services industry) (2009
                                                        York (financial and securities services)     - present); Director,
                                                        (1986 - 2004)                                Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner,
                                                                                                     New Jersey State Civil
                                                                                                     Service Commission (2011
                                                                                                     - present)
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)             Class III Trustee since  Managing Partner, Federal City Capital       Director of New York
Trustee                        2007. Term expires in    Advisors (corporate advisory services        Mortgage Trust
                               2016.                    company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                                                        Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012
                                                        Analytica, Inc. (privately-held research     - present); Director of
                                                        and consulting company) (2010); Executive    The Swiss Helvetia Fund,
                                                        Vice President and Chief Financial Officer,  Inc. (closed-end fund)
                                                        I-trax, Inc. (publicly traded health care    (2010 - present);
                                                        services company) (2004 - 2007); and         Director of Oxford
                                                        Executive Vice President and Chief           Analytica, Inc. (2008 -
                                                        Financial Officer, Pedestal Inc.              present); and Director of
                                                        (internet-based mortgage trading company)    Enterprise Community
                                                        (2000 - 2002); Private consultant            Investment, Inc.
                                                        (1995-1997), Managing Director, Lehman       (privately-held
                                                        Brothers (investment banking firm)           affordable housing finance
                                                        (1992-1995); and Executive, The World Bank   company) (1985 - 2010)
                                                        (1979-1992)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)      Class I Trustee since    William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                        2008. Term expires in    Economy, Harvard University (1972 -          Institutional Funds
                               2017.                    present)                                     Investment Trust and
                                                                                                     Mellon Institutional
                                                                                                     Funds Master Portfolio
                                                                                                     (oversaw 17 portfolios
                                                                                                     in fund complex)
                                                                                                     (1989-2008)
----------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Trust   Length of Service        Principal Occupation                         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)      Class I Trustee since    Founding Director, Vice President and        None
Trustee                        2007. Term expires in    Corporate Secretary, The Winthrop Group,
                               2017.                    Inc. (consulting firm) (1982 - present);
                                                        Desautels Faculty of Management, McGill
                                                        University (1999 - present); and Manager of
                                                        Research Operations and Organizational
                                                        Learning, Xerox PARC, Xerox's advance
                                                        research center (1990-1994)
----------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (60)       Class III Trustee since  Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Trustee                        2015. Term expires in    (healthcare workers union pension funds)     closed-end investment
                               2016.                    (2001 - present); Vice President -           companies (5 portfolios)
                                                        International Investments Group, American    (Sept. 2015 - present)
                                                        International Group, Inc. (insurance
                                                        company) (1993 - 2001); Vice President
                                                        Corporate Finance and Treasury Group,
                                                        Citibank, N.A.(1980 - 1986 and 1990 -
                                                        1993); Vice President - Asset/Liability
                                                        Management Group, Federal Farm Funding
                                                        Corporation (government-sponsored issuer of
                                                        debt securities) (1988 - 1990); Mortgage
                                                        Strategies Group, Shearson Lehman Hutton,
                                                        Inc. (investment bank) (1987 - 1988); and
                                                        Mortgage Strategies Group, Drexel Burnham
                                                        Lambert, Ltd. (investment bank) (1986 -
                                                        1987)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)       Class II Trustee         President and Chief Executive Officer,       Director of New America
Trustee                        since 2007. Term         Newbury, Piret & Company, Inc. (investment   High Income Fund, Inc.
                               expires in 2018.         banking firm) (1981 - present)               (closed-end investment
                                                                                                     company) (2004 -
                                                                                                     present); and Member,
                                                                                                     Board of Governors,
                                                                                                     Investment Company
                                                                                                     Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)         Class II Trustee         Consultant (investment company services)     None
Trustee                        since 2014. Term         (2012 - present); Executive Vice President,
                               expires in 2018.         BNY Mellon (financial and investment company
                                                        services) (1969 - 2012); Director, BNY
                                                        International Financing Corp. (financial
                                                        services) (2002 - 2012); and Director,
                                                        Mellon Overseas Investment Corp. (financial
                                                        services) (2009 - 2012)
----------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 71

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Trust   Length of Service        Principal Occupation                         Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)*            Class III Trustee since  Chair, Director, CEO and President of        Trustee of Pioneer
Trustee, President and         2015.Term expires in     Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer        2016.                    September 2014); Chair, Director, CEO and    companies (5 portfolios)
                                                        President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                        Inc. (since September 2014); Chair,
                                                        Director, CEO and President of Pioneer
                                                        Funds Distributor, Inc. (since September
                                                        2014); Chair, Director, CEO and President
                                                        of Pioneer Institutional Asset Management,
                                                        Inc. (since September 2014); and Chair,
                                                        Director, and CEO of Pioneer Investment
                                                        Management Shareholder Services, Inc.
                                                        (since September 2014); Managing Director,
                                                        Morgan Stanley Investment Management (2010
                                                        - 2013); and Director of Institutional
                                                        Business, CEO of International, Eaton Vance
                                                        Management (2005 - 2010)
----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Class I Trustee          Director and Executive Vice President        None
Trustee                        since 2014. Term         (since 2008) and Chief Investment Officer,
                               expires in 2017.         U.S. (since 2010) of PIM-USA; Executive
                                                        Vice President of Pioneer (since 2008);
                                                        Executive Vice President of Pioneer
                                                        Institutional Asset Management, Inc. (since
                                                        2009); and Portfolio Manager of Pioneer
                                                        (since 1999)
----------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustee because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

72 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

Trust Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Trust   Length of Service        Principal Occupation                         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)     Since 2007. Serves at    Vice President and Associate General         None
Secretary and Chief Legal      the discretion of the    Counsel of Pioneer since January 2008;
Officer                        Board.                   Secretary and Chief Legal Officer of all of
                                                        the Pioneer Funds since June 2010;
                                                        Assistant Secretary of all of the Pioneer
                                                        Funds from September 2003 to May 2010; and
                                                        Vice President and Senior Counsel of
                                                        Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)         Since 2010. Serves at    Fund Governance Director of Pioneer since    None
Assistant Secretary            the discretion of the    December 2006 and Assistant Secretary of
                               Board.                   all the Pioneer Funds since June 2010;
                                                        Manager - Fund Governance of Pioneer from
                                                        December 2003 to November 2006; and Senior
                                                        Paralegal of Pioneer from January 2000 to
                                                        November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)              Since 2010. Serves at    Senior Counsel of Pioneer since May 2013     None
Assistant Secretary            the discretion of the    and Assistant Secretary of all the Pioneer
                               Board.                   Funds since June 2010; and Counsel of
                                                        Pioneer from June 2007 to May 2013
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)           Since 2008. Serves at    Vice President - Fund Treasury of Pioneer;   None
Treasurer and Chief Financial  the discretion of the    Treasurer of all of the Pioneer Funds since
and Accounting Officer         Board.                   March 2008; Deputy Treasurer of Pioneer
                                                        from March 2004 to February 2008; and
                                                        Assistant Treasurer of all of the Pioneer
                                                        Funds from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2007. Serves at    Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer            the discretion of the    Assistant Treasurer of all of the Pioneer
                               Board.                   Funds
----------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/16 73

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Trust   Length of Service        Principal Occupation                         Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2007. Serves at    Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer            the discretion of the    Pioneer; and Assistant Treasurer of all of
                               Board.                   the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)          Since 2009. Serves at    Fund Administration Manager - Fund Treasury  None
Assistant Treasurer            the discretion of the    of Pioneer since November 2008; Assistant
                               Board.                   Treasurer of all of the Pioneer Funds since
                                                        January 2009; and Client Service Manager -
                                                        Institutional Investor Services at State
                                                        Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)           Since 2010. Serves at    Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer       the discretion of the    all the Pioneer Funds since March 2010;
                               Board.                   Chief Compliance Officer of Pioneer
                                                        Institutional Asset Management, Inc. since
                                                        January 2012; Chief Compliance Officer of
                                                        Vanderbilt Capital Advisors, LLC since July
                                                        2012: Director of Adviser and Portfolio
                                                        Compliance at Pioneer since October 2005;
                                                        and Senior Compliance Officer for Columbia
                                                        Management Advisers, Inc. from October 2003
                                                        to October 2005
----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)           Since 2007. Serves at    Director - Transfer Agency Compliance of     None
Anti-Money Laundering Officer  the discretion of the    Pioneer and Anti-Money Laundering Officer of
                               Board.                   all the Pioneer Funds since 2006
----------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

                           This page for your notes.

Pioneer Diversified High Income Trust | Annual Report | 4/30/16 75

                           This page for your notes.

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 21909-08-0616

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $53,954 payable to Deloitte & Touche LLP for the year ended
April 30, 2016 and $51,063 for the year ended April 30, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,904
payable to Deloitte & Touche LLP for the year ended
April 30, 2016 and $9,876 for the year ended April 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,904 payable to Deloitte & Touche LLP for the year ended
April 30, 2016 and $9,876 for the year ended April 30, 2015.



(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

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

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

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

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

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

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2016. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Charles Melchreit    Other Registered Investment
                     Companies                                 11    $16,746,143                   N/A              N/A
                     Other Pooled Investment Vehicles           4    $ 5,452,601                   N/A              N/A
                     Other Accounts                             8    $ 1,690,178                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------
Andrew Feltus        Other Registered
                     Investment Companies                      12    $10,689,735                   N/A              N/A
                     Other Pooled Investment Vehicles           7    $ 9,130,579                     3       $6,114,075
                     Other Accounts                             6    $ 1,493,019                   N/A              N/A
-------------------  ----------------------------------        --        -----------    ----------------     ----------
Jonathan Sharkey     Other Registered Investment
                     Companies                                  3    $ 3,689,871                   N/A              N/A
                     Other Pooled Investment Vehicles           0    $         0                   N/A              N/A
                     Other Accounts                             0    $         0                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGERS
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Charles Melchreit            A
---------------------------  ---------------------
Andrew Feltus                E
---------------------------  ---------------------
Jonathan Sharkey             B
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

  - The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and
(iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

PIM believes that this actively managed, diversified portfolio of asset classes
- global high yield debt securities, floating rate loans and event-linked bonds
- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund's overall investment program, including allocating the fund's investments among the different asset classes and managing the fund's investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2016

* Print the name and title of each signing officer under his or her signature.